                      Supplement dated February 25, 1998
                   to Prospectus dated February 25, 1998 of
                  Flag Investors Telephone Income Fund, Inc.
                            (Institutional Shares)


         The Prospectus dated February 25, 1998 for the Institutional Shares of Flag Investors Telephone Income Fund, Inc. (the "Fund") is hereby amended and supplemented by the following:

         On December 18, 1997, the Fund's Board of Directors voted, subject to shareholder approval, to approve proposals (i) changing the Fund's investment objective from "current income and long-term growth of capital without undue risk" to "to maximize total return" and (ii) replacing the Fund's fundamental investment policy requiring that at least 65% of the Fund's assets be invested in securities of issuers in the telephone industry, with a policy requiring that at least 65% of the Fund's assets be invested in securities of issuers in the communications field. These proposals will be submitted to shareholders of record of the Fund as of the close of business on January 26, 1998 for their approval at a meeting expected to be held in early April of 1998 and, if both are approved, would go into effect on or about May 1, 1998. In addition, if the proposals are approved, it is contemplated that the Fund's name will be changed to the Flag Investors Communications Fund, Inc.; the Fund's stable quarterly dividend will be changed to a quarterly dividend equal to the per share amount of the applicable class' accumulated undistributed net income; and the Fund's non-fundamental investment policy of investing at least 65% of its assets in income-producing securities (including debt obligations) of issuers in the telephone and other industries will be rescinded.


PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]
                                FLAG INVESTORS

                          TELEPHONE INCOME FUND, INC.


                             (Institutional Shares)


                 Prospectus & Application -- February 25, 1998
--------------------------------------------------------------------------------


This mutual fund (the "Fund") is designed to provide current income and long-term growth of capital without undue risk primarily by investing in common stock, securities convertible thereto and debt obligations of companies in the telephone industry and in income-producing securities (including debt obligations) of issuers in the telephone or other industries.


Flag Investors Institutional Shares of the Fund ("Institutional Shares") are available through your securities dealer or the Fund's transfer agent and may be purchased only by eligible institutions or by clients of investment advisory affiliates of BT Alex. Brown Incorporated ("BT Alex. Brown"). (See "How to Invest in Institutional Shares.")


This Prospectus sets forth basic information that you should know about the Fund prior to investing. You should retain it for future reference. A Statement of Additional Information dated May 1, 1997, as supplemented through February 25, 1998, has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 767-FLAG.

TABLE OF CONTENTS


Fee Table ...............................................................     1
Financial Highlights ....................................................     2
Investment Program ......................................................     4
Investment Restrictions .................................................     5
How to Invest in Institutional Shares ...................................     6
How to Redeem Institutional Shares ......................................     7
Telephone Transactions ..................................................     7
Dividends and Taxes .....................................................     7
Management of the Fund ..................................................     8
Investment Advisor and Sub-Advisor ......................................     8
Distributor .............................................................     9
Custodian, Transfer Agent and
   Accounting Services ..................................................    10
Performance Information .................................................    10
General Information .....................................................    10
Application ............................................................    A-1


THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Flag Investors Funds
P.O. Box 515
Baltimore, Maryland 21203

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                            IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FEE TABLE

--------------------------------------------------------------------------------
Shareholder Transaction Expenses:

Maximum Sales Charge Imposed on Purchases ...................................       None
Maximum Sales Charge Imposed on Reinvested Dividends ........................       None
Maximum Deferred Sales Charge ...............................................       None

Annual Fund Operating Expenses (as a percentage of average daily net assets):

Management Fees .............................................................       0.70%
12b-1 Fees ..................................................................       None
Other Expenses ..............................................................       0.16%
                                                                                    ----
Total Fund Operating Expenses ...............................................       0.86%
                                                                                    ====


Example:                                                                1 year     3 years
--------                                                                ------     -------
You would pay the following expenses on a $1,000 invest-
ment, assuming (1) 5% annual return and (2) redemption at
the end of each time period: ..............................               $9         $27

The Expenses and Example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

     The purpose of the above table is to describe the various costs and expenses that you will bear indirectly when you invest in Institutional Shares. If you purchase Institutional Shares through a financial institution, you may be charged separate fees by that institution. The Expenses and Example for the Institutional Shares, which have not been offered prior to the date of this Prospectus, are based on the Fund's expenses for the Class A Shares, another class of shares offered by the Fund, less the 12b-1 fees charged to that class. The Expenses and Example have been restated to reflect current fees.

                                                                               1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The Fund has not offered the Institutional Shares prior to the date of this Prospectus. However, the Fund has offered Class A Shares since January 18, 1984. Historical financial information is not fully applicable to the Institutional Shares because the expenses paid by the Fund in the past differ from those the Institutional Shares will incur. (See "Fee Table.") Nevertheless, historical information about the Fund may be useful to investors if they take into account the differences in expenses. Accordingly, the financial highlights included in the following table are a part of the Fund's financial statements for the Class A Shares for the periods indicated and have been audited by Coopers & Lybrand L.L.P., independent accountants. The financial statements and financial highlights for the Class A Shares for the year ended December 31, 1996 and the report thereon of Coopers & Lybrand L.L.P. are included in the Statement of Additional Information. Additional performance information for the Class A Shares is contained in the Fund's Annual Report for the fiscal year ended December 31, 1996, which can be obtained at no charge by calling the Fund at (800) 767-FLAG.


(For a share outstanding throughout each year)
--------------------------------------------------------------------------------

                                                                                        Class A Shares
                                                                    -------------------------------------------------------
                                                                           1996               1995               1994
                                                                    -----------------   ----------------   ----------------
Per Share Operating Performance:
 Net asset value at beginning of year ...........................      $ 14.87             $  12.30           $  13.70
                                                                       -------             --------           --------

Income from Investment Operations:
 Net investment income ..........................................         0.27                 0.40               0.41
 Net realized and unrealized gain/(loss) on investments .........         1.67                 3.58             ( 1.27)
                                                                       -------             --------           --------
 Total from Investment Operations ...............................         1.94                 3.98             ( 0.86)
                                                                       -------             --------           --------

Less Distributions:
 Dividends from net investment income and net
   realized short-term gains ....................................       ( 0.38)              ( 0.41)            ( 0.44)
 Distributions from net realized long-term gains ................       ( 0.84)              ( 1.00)            ( 0.10)
                                                                       -------             --------           --------
 Total distributions ............................................       ( 1.22)              ( 1.41)            ( 0.54)
                                                                       -------             --------           --------
 Net asset value at end of year .................................      $ 15.59             $  14.87           $  12.30
                                                                       =======             ========           ========
Total Return(3) .................................................        13.46%               33.44%            ( 6.32)%
Ratios to Average Daily Net Assets:
 Expenses .......................................................         1.14%                0.93%(4)           0.92%(4)
 Net investment income ..........................................         1.74%                2.85%(5)           3.14%(5)

Supplemental Data:
 Net assets at end of year (000) ................................   $  505,371             $492,454           $435,805
 Portfolio turnover rate ........................................           20%                  24%                23%
 Average commissions per share ..................................   $   0.0696(6)                --                 --

--------------------------------------------------------------------------------
(1) Restated for two-for-one stock split, effected in the form of a stock dividend to shareholders of record on October 27, 1989.
(2) Investment Company Capital Corp. became Investment Advisor to the Fund on January 19, 1989.
(3) Total return excludes the effect of sales charge.
(4) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been .99%, .99%, .98%, 1.07%, 1.17%, 1.13% and 1.07%
    for the years ended December 31, 1995, 1994, 1993, 1992, 1991, 1990 and
    1989, respectively.
(5) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 2.79%, 3.07%, 3.06%, 3.66%, 4.13%, 4.32% and 4.28% for the years ended December 31, 1995, 1994, 1993,
    1992, 1991, 1990 and 1989, respectively.
(6) Disclosure is required for fiscal years beginning after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS(concluded)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                              Class A Shares
                    -----------------------------------
                      For the Year Ended December 31,
                    -----------------------------------
       1993               1992               1991               1990            1989(1)(2)         1988(1)       1987(1)
-----------------   ----------------   ----------------   ----------------   ----------------   ------------   -----------

    $   12.20           $  11.28           $   9.57           $  10.98           $   8.24          $  7.50        $  7.84
    ---------           --------           --------           --------           --------          -------        -------


         0.42               0.42               0.45               0.46               0.52             0.46           0.43
         1.78               0.93               1.74             ( 1.29)              3.38             0.97         ( 0.30)
    ---------           --------           --------           --------           --------          -------        -------
         2.20               1.35               2.19             ( 0.83)              3.90             1.43           0.13
    ---------           --------           --------           --------           --------          -------        -------

        (0.42)            ( 0.42)            ( 0.46)            ( 0.45)            ( 0.52)          ( 0.46)        ( 0.42)
        (0.28)            ( 0.01)            ( 0.02)            ( 0.13)            ( 0.64)          ( 0.23)        ( 0.05)
    ---------           --------           --------           --------           --------          -------        -------
        (0.70)            ( 0.43)            ( 0.48)            ( 0.58)            ( 1.16)          ( 0.69)        ( 0.47)
    ---------           --------           --------           --------           --------          -------        -------
    $   13.70           $  12.20           $  11.28           $   9.57           $  10.98          $  8.24        $  7.50
    =========           ========           ========           ========           ========          ========       =======
        18.12%             12.35%             23.08%            ( 7.55)%            48.86%            19.90%         1.51%


         0.92%(4)           0.92%(4)           0.92%(4)           0.92%(4)           0.93%(4)          0.92%         0.88%
         3.12%(5)           3.81%(5)           4.38%(5)           4.54%(5)           4.41%(5)          5.35%         5.37%

    $ 469,163           $307,641           $238,571           $177,963           $162,449          $102,483       $94,650
           14%                 6%                 7%                 2%                27%               11%            4%
           --                 --                 --                 --                 --                --            --

                                                                               3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTMENT PROGRAM
--------------------------------------------------------------------------------

Investment Objective, Policies and Risk
Considerations


      The Fund's investment objective is to seek current income and long-term growth of capital without undue risk. In seeking this objective, the Fund invests primarily in common stock, securities convertible thereto and debt obligations of companies in the telephone industry and in income-producing securities (including debt obligations) of issuers in the telephone or other industries. There can be no assurance that the Fund's investment objective will be met. The Fund's investment objective may be changed only by the affirmative vote of a majority of the outstanding shares of the Fund. Concentration in the telephone industry will subject the Fund to the risks associated with that industry (e.g., regulatory and technological change) and may result in greater fluctuation in the Fund's net asset value than is experienced in less concentrated portfolios. In light of the relatively limited number of telephone companies, the Fund will be non-diversified for purposes of the Investment Company Act of 1940 (the "Investment Company Act").

      The Fund's investment advisors believe that investing in a portfolio of securities of companies in the telephone industry affords an attractive opportunity for achieving the Fund's investment objective. The telephone industry comprises many well-capitalized companies that have demonstrated stable, profitable growth. Significant technological and regulatory changes have for some time been stimulating new services while certain unit costs are declining. Extensive changes in telecommunications law, which became effective on February 29, 1996, are likely to stimulate further rapid changes in the telephone industry, as well as the telecommunications industry generally. The new legislation will allow existing telephone companies, both local and long-distance, to expand into each other's business as well as into other telecommunications businesses, but will also permit other telecommunications firms to enter the telephone business. In addition, the legislation enlarges the scope of permitted affiliations between traditional telephone companies and other telecommunications companies. The Fund's investment advisors believe that because the telephone industry is a focal point in the development of the information age, both for personal and for data communications, it provides new opportunities for earnings and dividend growth. At the same time, these developments pose challenges to companies in the telecommunications industry with attendant risks.

      Under normal market conditions at least 65% of the Fund's total assets will be invested in common stock, securities convertible thereto and debt obligations of companies in the telephone industry and at least 65% of the

Fund's total assets will be invested in income-producing securities (including debt obligations) of issuers in the telephone or other industries. The Fund may purchase American Depositary Receipts ("ADRs"), which are U.S. exchange listed interests in securities of foreign companies. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary (typically a U.S. financial institution) and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. Depending on the circumstances, the Fund may temporarily and for defensive purposes invest up to 100% of its net assets in money market instruments and in other income-producing securities.

      In general, the Fund will invest in investment grade debt obligations that are rated, at the time of purchase, BBB or higher by Standard and Poor's Ratings Group ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, determined to be of comparable quality by the Fund's investment advisors, under criteria approved by the Fund's Board of Directors. Investment grade securities (securities rated BBB or higher by S&P or Baa or higher by Moody's) are generally thought to provide the highest credit quality and the smallest risk of default. Securities rated BBB by S&P or Baa by Moody's have speculative characteristics. Up to 10% of the Fund's total assets (measured at the time of the investment) may be invested in lower quality debt obligations (securities rated BB or lower by S&P or Ba or lower by Moody's and unrated securities of comparable quality). Securities that were investment grade at the time of purchase but are subsequently downgraded to BB/Ba or lower will be included in the 10% category. In the event any security owned by the Fund is downgraded, the Fund's investment advisors will review the situation and take appropriate action, but will not be automatically required to sell any such security. If such a downgrade causes the 10% limit to be exceeded, the Fund will be precluded from investing further in debt obligations that are below investment grade. (See "Investments in Non-Investment Grade Securities" below.)

Investments in Non-Investment Grade Securities

      Lower rated debt obligations, also known as "junk bonds," are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Securities in the lowest rating category that the Fund may purchase (secu-

4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

rities rated C by either S&P or Moody's) may present a particular risk of default, or may be in default or arrears in the payment of principal and interest. In addition, C-rated securities may be regarded as having extremely poor prospects of ever attaining any real investment standing. Yields and market values of these bonds will fluctuate over time reflecting changing interest rates and the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value, regardless of prevailing interest rates. Accordingly, adverse economic developments, including a recession or substantial period of rising interest rates, may disrupt the high-yield bond market, affecting both the value and liquidity of such bonds. The market prices of these securities may fluctuate more than those of higher rated securities, and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. An economic downturn could adversely affect the ability of issuers of such bonds to make payments of principal and interest to a greater extent than issuers of higher rated bonds might be affected. As of the date of this Prospectus, the Fund has not invested in securities rated CCC or below. The ratings categories of S&P and Moody's are described more fully in the Appendix to the Statement of Additional Information.

      The following table provides a summary of ratings assigned by S&P to debt obligations in the Fund's portfolio. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended December 31, 1996, presented as a percentage of total investments. These percentages are historical and are not necessarily indicative of the quality of current or future portfolio holdings, which may vary.

           S&P
  Rating        Average
  ------        -------
  AAA           1.60%
  AA            0.00%
  A             0.16%
  BBB           0.00%
  BB            0.92%
  B             0.00%
  Unrated       0.00%

Investments in Repurchase Agreements

      The Fund may agree to purchase U.S. Government securities from creditworthy financial institutions, such as banks or broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Default by or bankruptcy proceedings with respect to the seller may, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

Other Investments

      The Fund has the right to lend portfolio securities to recognized institutional borrowers on a fully collateralized basis. To date, the Fund has not lent portfolio securities. The Fund may also write covered call options if each such option is traded on a national securities exchange (and may purchase calls in related closing transactions). The Fund may also invest in securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities") that have been determined to be liquid by the Fund's advisors under standards approved by the Fund's Board of Directors, and may invest up to 10% of its net assets in Rule 144A Securities that are illiquid (see "Investment Restrictions" in the Statement of Additional Information). Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

      The following investment restrictions are matters of fundamental policy and may not be changed without shareholder approval. Accordingly, the Fund will not:

1) Invest less than 65% of the value of its total assets in the telephone industry, except as described in this Prospectus (otherwise the Fund will not concentrate more than 25% of its total assets in securities of issuers in any industry); or

2) Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the outstanding voting securities of such issuer.

      The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.

                                                                               5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HOW TO INVEST IN INSTITUTIONAL SHARES

--------------------------------------------------------------------------------

      You may purchase Institutional Shares if you are either of the following:


      1. An eligible institution (e.g., a financial institution, corporation, investment counselor, qualified retirement plan, trust, estate or educational, religious or charitable institution). If you are a qualified retirement plan, your initial investment must be at least $1,000,000. If you are any of the other institutions listed, your initial investment must be at least $500,000. You may purchase Institutional Shares through your securities dealer or through any financial institution that is authorized to service shareholder accounts ("Shareholder Servicing Agents"). You may also purchase Institutional Shares by completing the attached Application Form and returning it, together with payment of the purchase price, as instructed.

      2. A client of an investment advisory affiliate of BT Alex. Brown purchasing shares in your investment advisory account. Your initial or subsequent investments may be in any amount. Your investment advisor will assist you in purchasing Institutional Shares.

      You may purchase Institutional Shares on any day on which the New York Stock Exchange is open for business (a "Business Day"). Your purchase order will be executed at a per share purchase price equal to the net asset value next determined after it is received. Purchases made through your securities dealer or Shareholder Servicing Agent must be in accordance with their payment procedures.

      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

      The net asset value per share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Busi-ness Day. Net asset value per share of a class is calculated by valuing its share of the Fund's assets, deducting all liabilities attributable to that class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities will be given their market value which is normally based on current prices but which may be determined according to "fair value" procedures approved by the Fund's Board of Directors.

Purchases by Exchange

      You may exchange Institutional shares of other Flag Investors funds that you own for an equal dollar amount of Institutional Shares of the Fund by notifying the Fund's transfer agent (the "Transfer Agent") by telephone on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time) (see "Telephone Transactions" below) or by regular or express mail at the address listed on page 12 of this Prospectus. If your shares are held in an account with your securities dealer, Shareholder Servicing Agent or investment advisor, ask them to effect the exchange for you.

      The net asset value of Institutional Shares purchased and redeemed in an exchange request received on the same Business Day will be determined on that day, provided that the exchange request is received prior to 4:00 p.m. (Eastern
Time) or the close of the New York Stock Exchange, whichever is earlier. Exchange requests received after 4:00 p.m. (Eastern Time) will be effected on the next Business Day.

      The Fund may modify or terminate this offer of exchange at any time on 60 days' prior written notice to shareholders.


Other Information

      In the interest of economy and convenience and because of the operating procedures for the Institutional Shares, certificates representing such shares will not be issued.


6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


HOW TO REDEEM INSTITUTIONAL SHARES

--------------------------------------------------------------------------------

      You may redeem all or part of your investment on any Business Day by transmitting a redemption order through your securities dealer, your Shareholder Servicing Agent or the Transfer Agent. You may also redeem your shares by telephone (in amounts up to $500,000). (See "Telephone Transactions" below.) A redemption order is effected at the net asset value per share next determined after receipt of your order in proper form. Redemption orders received after 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, will be effected at the net asset value next determined on the following Business Day. You will be paid for redeemed Institutional Shares by wire transfer of funds to your securities dealer, Shareholder Servicing Agent or bank, upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within three Business Days.

      Dividends payable up to the date of redemption of Institutional Shares will be paid on the next dividend payable date. If all of the shares in your account have been redeemed on a dividend payable date, the dividend will be remitted by wire to your securities dealer, Shareholder Servicing Agent or bank.

      The Fund has the power, under its Articles of Incorporation, to redeem your account upon 60 days' notice if its value falls below $500 due to your redemptions.


TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------

      You may redeem Institutional Shares in amounts up to $500,000, or exchange Institutional shares of other Flag Investors funds in any amount by notifying the Transfer Agent by telephone on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). If your shares are held in an account with your securities dealer, Shareholder Servicing Agent or investment advisor, ask them to effect your transaction. Telephone transaction privileges are automatic unless you specifically request that no telephone redemptions or exchanges be accepted for your account. This election may be made on the Application Form or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.

      A telephone exchange or redemption placed by 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, is effective that day. Telephone orders placed after 4:00 p.m. (Eastern Time) will be effected at the net asset value next determined on the following Business Day.

      The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring you to provide certain personal identification information at the time your account is opened and prior to effecting each transaction requested by telephone. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine. Your telephone transaction requests will be recorded.

      During periods of extreme economic or market changes, you may experience difficulty in effecting telephone transactions. In such event, requests should be made by express mail or facsimile. (See "How to Invest in Institutional Shares -- Purchases by Exchange" and "How to Redeem Institutional Shares.")

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

Dividends and Distributions

      The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of quarterly dividends. The Fund will attempt to pay dividends that are consistent in amount with its taxable net investment company income and reserves the right, with the approval of the Directors, to pay dividends that constitute a return of capital which could cause a decrease in a shareholder's tax basis in shares. The Fund normally will distribute to shareholders any net capital gains on an annual basis.

      Unless you elect otherwise, all income dividends and net capital gains distributions will be reinvested in additional Institutional Shares at net asset value. You may elect to terminate automatic reinvestment by giving written notice to the Transfer Agent at the address

                                                                               7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

listed on page 12 of this Prospectus, either directly or through your securities dealer or Shareholder Servicing Agent, at least five days before the next date on which dividends or distributions will be paid.

Tax Treatment of Dividends and Distributions

      The following summary of certain federal income tax consequences affecting the Fund and its shareholders is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local tax treatment of the Fund or the shareholders, and the discussion here is not intended as a substitute for careful tax planning. Accordingly, you are urged to consult with your tax advisor regarding any specific questions.

      The Statement of Additional Information sets forth further information concerning taxes.

      The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders. Unless you are otherwise exempt, you will be generally subject to income tax on the amounts distributed to you, regardless of whether such distributions are paid to you in cash or reinvested in additional Institutional Shares.

      You will be taxed on distributions from the Fund out of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, as gains from the sale or exchange of a capital asset held for more than one year regardless of the length of time you have held the Institutional Shares. You will be taxed on all other income distributions as ordinary income. If you are a corporate shareholder, you may be entitled to the dividends received deduction on a portion of dividends received from the Fund. You will be advised annually as to the federal income tax status of all distributions.

      Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by you and paid by the Fund in the year in which the dividends were declared.

      The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.

      The sale, exchange or redemption of Institutional Shares is a taxable event for you.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

      The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers, to the Fund's investment advisors and its distributor. A majority of the Directors are not affiliated with the Fund's investment advisors or its distributor.

INVESTMENT ADVISOR AND SUB-ADVISOR
--------------------------------------------------------------------------------

      Investment Company Capital Corp. ("ICC" or the "Advisor") is the Fund's investment advisor and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") is the Fund's sub-advisor. ICC is also the investment advisor to other mutual funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc., which funds had approximately $6.1 billion of net assets as of December 31, 1997. ABIM is a registered investment advisor with approximately $7.2 billion under management as of December 31, 1997.

      Pursuant to the terms of the Investment Advisory Agreement, ICC is responsible for supervising and managing all of the Fund's operations. Under the Investment Advisory and Sub-Advisory Agreements, ICC delegates to ABIM certain of its duties, provided that ICC continues to supervise the performance of ABIM and report thereon to the Fund's Board of Directors. Pursuant to the terms of the Sub-Advisory Agreement, ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board of Directors. The Board has established procedures under which ABIM may allocate transactions to certain affiliates, provided that compensation to such affiliates on each transaction is reasonable and fair compared to the commission, fee or other remuneration received or to be received by other broker-dealers in connection

8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

with comparable transactions involving similar securities during a comparable period of time. In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, ABIM may consider services in connection with the sale of shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

      As compensation for providing investment advisory services to the Fund for the fiscal year ended December 31, 1996, ICC received a fee equal to 0.66% of the Fund's average daily net assets and from such fee paid ABIM a sub-advisory fee equal to 0.45% of the Fund's average daily net assets. ICC may from time to time voluntarily waive a portion of its fee to improve performance.

      ICC is an indirect subsidiary of Bankers Trust New York Corporation. ABIM is a limited partnership affiliated with the Advisor. Buppert, Behrens & Owen, Inc., a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. BT Alex. Brown owns a 1% general partnership interest in ABIM and BT Alex. Brown Holdings, Inc. owns the remaining 49% limited partnership interest.

      ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICC serves as the Fund's custodian. (See "Custodian, Transfer Agent and Accounting Services.")

Portfolio Managers

      Messrs. Bruce E. Behrens and Liam D. Burke have shared primary responsibility for managing the Fund's assets since May 1, 1997. From the Fund's inception through April 30, 1997, Mr. Behrens shared that responsibility with Hobart C. Buppert, II, who remains at ABIM.

      Bruce E. Behrens -- 29 Years' Investment Experience

      Mr. Behrens has been a Vice President and a Principal of ABIM since 1981. Prior to joining ABIM, Mr. Behrens was a Senior Vice President and Principal of Corbyn Associates from 1978 to 1981 and a Vice President at Investment Counselors of Maryland from 1972 to 1978. Prior thereto, he was a Securities Analyst at Citibank from 1968 to 1972. Mr. Behrens received his B.A. from Denison University in 1966 and an M.B.A. from the University of Michigan in 1968. He is a member and past President of the Baltimore Security Analysts Society and a member of the Financial Analysts Federation.

      Liam D. Burke -- 8 Years' Investment Experience

      Mr. Burke joined ABIM in 1994 with primary responsibility as a telecommunications analyst for the Fund. Prior to joining ABIM, Mr. Burke worked as a telecommunications industry analyst at a regional broker-dealer, Ferris, Baker, Watts, Inc., from 1992 to 1994 and as managing director of Frey & Co., a Baltimore-based private investment bank, from 1989 to 1992. Mr. Burke began his professional career at AT&T and spent eight years in positions that included operations, regional staff management and national account sales. He is a graduate of Georgetown University and received his MBA from The George Washington University.

DISTRIBUTOR
--------------------------------------------------------------------------------


      ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") serves as distributor of each class of the Fund's shares. ICC Distributors receives no compensation for distributing the Institutional Shares. ICC Distributors is a registered broker-dealer that offers distribution services to a variety of registered investment companies including other funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc. ICC Distributors is not affiliated with either the Advisor or the Sub-Advisor.

      ICC Distributors bears all expenses associated with advertisements, promotional materials, sales literature and printing and mailing prospectuses to other than Fund shareholders. The Advisor or its affiliates may make payments from their own resources to securities dealers and Shareholder Servicing Agents.

                                                                               9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES
--------------------------------------------------------------------------------

      Investment Company Capital Corp. is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services to the Fund for the fiscal year ended December 31, 1996, ICC received a fee equal to 0.02% of the Fund's average daily net assets. Bankers Trust Company, a subsidiary of Bankers Trust New York Corporation, acts as custodian of the Fund's assets. (See the Statement of Additional Information.)

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

      From time to time, the Fund may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one-, five- and ten-year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding the average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation. If the Fund compares its performance to other funds or to relevant indices, the Fund's performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes, the performance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

      The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar, Inc., independent services that monitor the performance of mutual funds. The performance of the Fund may also be compared to the Lehman Brothers Government Corporate Bond Index, the Consumer Price Index, the return on 90-day U.S. Treasury bills, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. The Fund may also use total return performance data as reported in the following national financial and industry publications that monitor the performance of mutual funds: Money Magazine, Forbes, Business Week, Barrons, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.

      Performance will fluctuate, and any statement of performance should not be considered as representative of the future performance of the Fund. Performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions. Any fees charged by your bank with respect to accounts through which your Institutional Shares may be purchased, although not included in calculations of performance, will reduce your performance results.

GENERAL INFORMATION
--------------------------------------------------------------------------------
Capital Shares

      The Fund is an open-end non-diversified management investment company. The Fund reorganized as a Maryland corporation on January 19, 1989 and is authorized to issue 85 million shares of capital stock, with a par value of $.001 per share. Shares of the Fund have equal rights with respect to voting. Voting rights are not cumulative, so the holders of more than 50% of the outstanding shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In the event of liquidation or dissolution of the Fund, each share would be entitled to its portion of the Fund's assets after all debts and expenses have been paid. The fiscal year-end of the Fund is December 31.

      The Board of Directors is authorized to establish additional "series" of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated: "Flag Investors Telephone Income Fund

10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Institutional Shares." The Board has no present intention of establishing any additional series of the Fund but the Fund does have three other classes of shares in addition to the shares offered hereby: "Flag Investors Telephone Income Fund Class A Shares" and "Flag Investors Telephone Income Fund Class B Shares," which are offered by a separate prospectus and "Flag Investors Telephone Income Fund Class D Shares," which are not currently being offered. Additional information concerning the Fund's Class A and Class B Shares may be obtained by calling the Fund at (800) 767-FLAG. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to Institutional Shares. All classes of the Fund share a common investment objective, portfolio of investments and advisory fee, but to the extent the classes have different distribution/service fees or sales load structures, performance may differ.

Annual Meetings

      Unless required by Maryland law, the Fund does not expect to hold annual meetings of shareholders. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

Reports

      You will be furnished with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, Coopers & Lybrand L.L.P.

Shareholder Inquiries

      If you have any questions concerning your Institutional Shares, you should contact the Fund at (800) 767-FLAG, the Transfer Agent at (800) 553-8080, or your securities dealer or Shareholder Servicing Agent.

                                                                              11
--------------------------------------------------------------------------------

                  FLAG INVESTORS TELEPHONE INCOME FUND, INC.
                            (INSTITUTIONAL SHARES)
                            NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------

Make check payable to "Flag Investors Telephone Income Fund, Inc." and mail with this application to:
  Flag Investors Funds
  330 West 9th Street, First Floor
  Kansas City, MO 64105
Attn: Flag Investors Telephone Income Fund, Inc.

For assistance in completing this application please call: 1-800-553-8080, Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time).

If you are paying by check, make check payable to "Flag Investors Telephone Income Fund, Inc." and mail with this Application. If you are paying by wire, see instructions below.
--------------------------------------------------------------------------------
                   Your Account Registration (Please Print)

Name on Account                                                       Mailing Address

---------------------------------------------------------             -------------------------------------------------------------
Name of Corporation, Trust or Partnership                             Name of Individual to Receive Correspondence

---------------------------------------------------------             -------------------------------------------------------------
Tax ID Number                                                         Street
/ / Corporation / / Partnership / / Trust                             -------------------------------------------------------------
/ / Non-Profit or Charitable Organization / / Other______             City                               State          Zip
If a Trust, please provide the following:                             (  )
                                                                      -------------------------------------------------------------
                                                                      Daytime Phone


------------------------------------------------------------------------------------------------------------------------------------
Date of Trust                                           For the Benefit of

------------------------------------------------------------------------------------------------------------------------------------
Name of Trustees (If to be included in the Registration)
------------------------------------------------------------------------------------------------------------------------------------

                              Initial Investment

The minimum initial purchase for the Institutional Shares of the Fund is $500,000, except that the minimum initial purchase is $1,000,000 for qualified retirement plans. There is no minimum for clients of investment advisory affiliates of BT Alex. Brown Incorporated or for subsequent investments.

Indicate the amount to be invested and the method of payment:

____ A. By Mail: Enclosed is a check in the amount of $__________ payable to Flag Investors Telephone Income Fund, Inc.

____ B. By Wire: A bank wire in the amount of $__________ has been sent from_______________________________________  __________________________
                        Name of Bank                     Wire Control Number
     Wire Instructions
       Follow the instructions below to arrange for a wire transfer for initial investment:
       o Send completed Application by overnight carrier to Flag Investors Funds at the address listed above.
       o Call 1-800-553-8080 to obtain new investor's Fund account number.
       o Wire payment of the purchase price to Investors Fiduciary Trust Company ("IFTC"), as follows:
         IFTC
         a/c Flag Investors Funds
         Acct. # 7519206
         ABA # 1010-0362-1
         Kansas City, Missouri 64105

       Please include the following information in the wire:
       o Flag Investors Telephone Income Fund, Inc. -- Institutional Shares
       o The amount to be invested
       o "For further credit to ________________________________."
                                (Investor's Fund Account Number)
--------------------------------------------------------------------------------

                             Distribution Options

Please check appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional Institutional Shares of the Fund.

       Income Dividends                      Capital Gains
       / / Reinvested in additional shares   / / Reinvested in additional shares
       / / Paid in cash                      / / Paid in cash
--------------------------------------------------------------------------------
                            Telephone Transactions

I understand that I will automatically have telephone redemption privileges
(for amounts up to $500,000) and exchange privileges (with respect to Institutional Shares of other Flag Investors Funds) unless I mark one or both of the boxes below:
            No, I do not want: / / Telephone redemption privileges
                      / / Telephone exchange privileges
      Redemptions effected by telephone will be wired to the bank account designated below.
--------------------------------------------------------------------------------
                           Bank Account Designation
                       (This Section Must Be Completed)

Please attach a blank, voided check to provide account and bank routing information.

--------------------------------------------------------------------------------
Name of Bank                        Branch

--------------------------------------------------------------------------------
Bank Address                        City/State/Zip

--------------------------------------------------------------------------------
Name(s) on Account

--------------------------------------------------------------------------------
Account Number                      A.B.A. Number

                   Acknowledgment, Certificate and Signature
--------------------------------------------------------------------------------
The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)
/ / U.S. Citizen/Taxpayer:
    / / I certify that (1) the number shown above on this form is the correct
        Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
    / / If no Tax ID Number has been provided above, I have applied, or intend to apply, to the IRS for a Tax ID Number, and I understand that if I do not provide such number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide your Tax ID Number on IRS Form W-9. You may request such form by calling the Transfer Agent at 800-553-8080.)

/ / Non-U.S. Citizen/Taxpayer: Indicated country of residence for tax purposes:__________________________________________________________________
    Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.
--------------------------------------------------------------------------------

I have received a copy of the Fund's prospectus. I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.

--------------------------------------------------------------------------------
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature of Corporate Officer, General Partner, Trustee, etc.        Date

--------------------------------------------------------------------------------
Signature of Corporate Officer, General Partner, Trustee, etc.        Date

           Person(s) Authorized to Conduct Transactions

The following person(s) ("Authorized Person(s)") are currently officers, trustees, general partners or other authorized agents of the investor.
Any ____________* of the Authorized Person(s) is, by lawful and appropriate action of the investor, a person entitled to give instructions regarding purchases and redemptions or make inquiries regarding the Account.


------------------------------------      ------------------------------------
Name/Title                                 Signature                  Date

------------------------------------      ------------------------------------
Name/Title                                 Signature                  Date

------------------------------------      ------------------------------------
Name/Title                                 Signature                  Date

------------------------------------      ------------------------------------
Name/Title                                 Signature                   Date

The signature appearing to the right of each Authorized Person is that person's signature. Investment Company Capital Corp. ("ICC") may, without inquiry, act upon the instructions (whether verbal, written, or provided by wire, telecommunication, or any other process) of any person claiming to be an Authorized Person. Neither ICC nor any entity on behalf of which ICC is acting shall be liable for any claims or expenses (including legal fees) or for any losses resulting from actions taken upon any instructions believed to be genuine. ICC may continue to rely on the instructions made by any person claiming to be an Authorized Person until it is informed through an amended Application that the person is no longer an Authorized Person and it has a reasonable period (not to exceed one week) to process the amended Application. Provisions of this Application shall be equally Applicable to any successor of ICC.
* If this space is left blank, any one Authorized Person is authorized to give instructions and make inquiries. Verbal instructions will be accepted from any one Authorized Person. Written instructions will require signatures of the number of Authorized Persons indicated in this space.
--------------------------------------------------------------------------------

                           Certificate of Authority

Investors must complete one of the following two Certificates of Authority.

Certificate A: FOR CORPORATIONS AND UNINCORPORATED ASSOCIATIONS (With a Board of Directors or Board of Trustees.)

I ________________, Secretary of the above-named investor, do hereby certify that at a meeting on ___________________, at which a quorum was present throughout, the Board of Directors (Board of Trustees) of the investor duly adopted a resolution which is in full force and effect and in accordance with the investor's charter and by-laws, which resolution did the following: (1) empowered the officers/trustees executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names and titles of the officers of the investor and to notify ICC when changes in officers occur; and (4) authorized the Secretary to certify that such a resolution has been duly adopted and will remain in full force and effect until ICC receives a duly-executed amendment to the Certification form.

Witness my hand and seal on behalf of the investor.

this______day of____________, 199__    Secretary_______________________________

The undersigned officer (other than the Secretary) hereby certifies that the foregoing instrument has been signed by the Secretary of the investor.


--------------------------------------------------------------------------------
Signature and title                                Date

Certificate B: FOR PARTNERSHIPS AND TRUSTS (Even if you are the sole trustee)

The undersigned certify that they are all general partners/trustees of the investor and that they have done the following under the authority of the investor's partnership agreement/trust instrument: (1) empowered the general partner/trustee executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names of the general partners/trustees of the investor and to notify ICC when changes in general partners/trustees occur. This authorization will remain in full force and effect until ICC receives a further duly-executed certification. (If there are not enough spaces here for all necessary signatures, complete a separate certificate containing the language of this Certificate B and attach it to the Application).

--------------------------------------------------------------------------------
Signature and title                                Date

--------------------------------------------------------------------------------
Signature and title                                Date

--------------------------------------------------------------------------------






                   FLAG INVESTORS TELEPHONE INCOME FUND, INC.

                            (Institutional Shares)







                              Investment Advisor
                       INVESTMENT COMPANY CAPITAL CORP.
                               One South Street
                           Baltimore, Maryland 21202



            Sub-Advisor                                  Distributor
  ALEX. BROWN INVESTMENT MANAGEMENT                 ICC DISTRIBUTORS, INC.
        One South Street                                P.O. Box 7558
     Baltimore, Maryland 21202                      Portland, Maine 04101




      Transfer Agent                                Independent Accountants
 INVESTMENT COMPANY CAPITAL CORP.                  COOPERS & LYBRAND L.L.P.
     One South Street                              2400 Eleven Penn Center
  Baltimore, Maryland 21202                   Philadelphia, Pennsylvania 19103
     1-800-553-8080


        Custodian                                      Fund Counsel
    BANKERS TRUST COMPANY                      MORGAN, LEWIS & BOCKIUS LLP
      130 Liberty Street                            2000 One Logan Square
  New York, New York 10006                   Philadelphia, Pennsylvania 19103

12
--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION


                 --------------------------------------------


                  FLAG INVESTORS TELEPHONE INCOME FUND, INC.


                               One South Street
                           Baltimore, Maryland 21202

                 --------------------------------------------


                THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS, WHICH MAY BE OBTAINED FROM ANY PARTICIPATING DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING OR CALLING THE FUND, ONE SOUTH STREET, BALTIMORE, MARYLAND 21202, (800) 767-FLAG.














            Statement of Additional Information Dated: May 1, 1997
                   as supplemented through February 25,1998
                                 Relating to:
            The Prospectus dated May 1, 1997 for the Flag Investors
                 Class A and Flag Investors Class B Shares and
                  The Prospectus dated February 25, 1998 for
                      Flag Investors Institutional Shares

                               TABLE OF CONTENTS


                                                                       Page

1.       General Information and History...............................  1

2.       Investment Objective and Policies.............................  2

3.       Valuation of Shares and Redemption............................  6

4.       Federal Tax Treatment of Dividends and Distributions..........  7

5.       Management of the Fund........................................ 10

6.       Investment Advisory and other Services........................ 15

7.       Distribution of Fund Shares................................... 16

8.       Brokerage..................................................... 20

9.       Capital Stock................................................. 22

10.      Semi-Annual Reports........................................... 23

11.      Custodian, Transfer Agent and Accounting Services............. 23

12.      Independent Accountants....................................... 24

13.      Performance Information....................................... 24

14.      Control Persons and Principal Holders of Securities........... 26

15.      Financial Statements ............................... . . . . . 26

         Appendix......................................................A-1

1.       GENERAL INFORMATION AND HISTORY

                  Flag Investors Telephone Income Fund, Inc. (the "Fund") is an open-end management investment company that was originally designed to provide both convenience and professional investment management to shareholders of the former American Telephone and Telegraph Company ("AT&T") after AT&T's divestiture and reorganization in January 1984.

                  Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers three classes of shares: Flag Investors Telephone Income Fund Class A Shares ("Class A Shares"), Flag Investors Telephone Income Fund Class B Shares ("Class B Shares") and Flag Investors Telephone Income Fund Institutional Shares ("Institutional Shares") (collectively, "Shares"). As used herein, the "Fund" refers to Flag Investors Telephone Income Fund, Inc. and specific references to any class of the Fund's shares will be made using the name of such class. Important information concerning the Fund is included in the Fund's Prospectuses which may be obtained without charge from the Fund's distributor (the "Distributor") or from Participating Dealers that offer Shares to prospective investors. Prospectuses may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement for the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                  The Fund was organized as a Maryland corporation on October 18, 1983. Shares of the Fund were sold by the Distributor and other broker-dealers in an offering that commenced on December 7, 1983. On January 18, 1984, the Fund effected a tax-free exchange of five of its Shares for each share of AT&T common stock that had previously been transmitted to the Fund by exchanging shareholders. The Fund collected the distributed shares of the regional telephone companies created by AT&T's divestiture and undertook an investment program consistent with the Fund's investment objectives. (See Prospectus - "Investment Program"). On May 20, 1985, the Fund reorganized as a Massachusetts business trust and on January 19, 1989, it reorganized as a Maryland corporation pursuant to an Agreement and Plan of Reorganization and Liquidation approved by shareholders on December 6, 1988.

                  For the period from April 6, 1993 through November 18, 1994, the Fund offered another class of shares: Flag Investors Telephone Income Fund Class D Shares, which were known at the time as Flag Investors Telephone Income Fund Class B Shares and were reclassified as Flag Investors Telephone Income Fund Class D Shares on November 18, 1994. Shares of that class are not currently being offered although shares remain outstanding. The Fund commenced offering the Flag Investors Telephone Income Fund Class B Shares on January 3, 1995. The Fund has not offered the Institutional Shares prior to the date of this Statement of Additional Information.

                  Under a license agreement dated January 19, 1989 between the Fund and Alex. Brown Incorporated, now BT Alex. Brown Incorporated, BT Alex. Brown Incorporated licenses to the Fund the "Flag Investors" name and logo but retains rights to that name and logo, including the right to permit other investment companies to use them.

2.       INVESTMENT OBJECTIVE AND POLICIES

                  The Fund's investment objective is to seek current income and long-term growth of capital without undue risk. In seeking this objective, the Fund invests primarily in common stock, securities convertible thereto and debt obligations of companies in the telephone industry and in income-producing securities (including debt obligations) of issuers in the telephone or other industries. The Fund's investment advisor (the "Advisor") and sub-advisor (the "Sub-Advisor"), collectively, (the "Advisors"), believe that investing in a portfolio of securities of companies in the telephone industry affords an attractive opportunity for achieving this investment objective. There can be no assurance, however, that the Fund's investment objective will be achieved.

                  Depending on the circumstances, the Fund may temporarily and for defensive purposes, invest up to 100% of its net assets in money market instruments and in other income-producing securities. The Fund may also enter into repurchase agreements, may loan portfolio securities, and may write covered call options. In general, the Fund will invest in investment grade debt obligations that are rated, at the time of purchase, BBB or higher by Standard & Poor's Ratings Group ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). Up to 10% of the Fund's assets may be invested in lower quality debt obligations (securities rated BB or lower by S&P or Ba or lower by Moody's). (See "Below Investment Grade Securities" below.) The ratings categories of S&P and Moody's are described more fully in Appendix A.

Below Investment Grade Securities

                  The Fund may purchase debt obligations that carry ratings lower than those assigned to investment grade bonds by Moody's or S&P, or that are unrated if such bonds, in the Advisors' judgment, meet the quality criteria established by the Board of Directors. These bonds are generally known as "junk bonds." These securities may trade at substantial discounts from their face values. Accordingly, if the Fund is successful in meeting its objectives, investors may receive a total return consisting not only of income dividends but, to a lesser extent, capital gain distributions. Appendix A to this Statement of Additional Information sets forth a description of the S&P and Moody's rating categories, which indicate the rating agency's opinion as to the probability of timely payment of interest and principal. These ratings range in descending order of quality from AAA to D (though the Fund will not purchase securities rated, at the time of purchase, below C), in the case of S&P, and from Aaa to C, in the case of Moody's. Generally, securities that are rated lower than BBB by S&P or Baa by Moody's are described as below investment grade. Securities rated lower than investment grade may be of a predominantly speculative character and their future cannot be considered well-assured. The issuer's ability to make timely payments of principal and interest may be subject to material contingencies. Securities in the lowest rating categories may be unable to make timely interest or principal payments and may be in default and in arrears in interest and principal payments.

                  Ratings of S&P and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, these ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, the Advisors do not rely exclusively on ratings issued by S&P or Moody's in selecting portfolio securities but supplement such ratings with independent and ongoing review of credit quality. In addition, the total return the Fund may earn from investments in high-yield securities will be significantly affected not only by credit quality but by fluctuations in the markets in which such securities are traded. Accordingly, selection and supervision by the Advisors of investments in lower rated securities involves continuous analysis of individual issuers, general business conditions, activities in the high-yield bond market and other factors. The analysis of issuers may include, among other things, historic and current financial conditions, strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity in interest rates, the availability of new investment opportunities and the economic outlook for specific industries.

                  Investing in higher yield, lower rated bonds entails substantially greater risk than investing in investment grade bonds, including not only credit risk, but potentially greater market volatility and lower liquidity. Yields and market values of high-yield bonds will fluctuate over time, reflecting not only changing interest rates but the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. In adverse economic conditions, the liquidity of the secondary market for junk bonds may be significantly reduced. In addition, adverse economic developments could disrupt the high-yield market, affecting both price and liquidity, and could also affect the ability of issuers to repay principal and interest, thereby leading to a default rate higher than has been the case historically. Even under normal conditions, the market for junk bonds may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high-yield market and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, the market for junk bonds may become more volatile and there may be significant disparities in the prices quoted for high-yield securities by various dealers. Under conditions of increased volatility and reduced liquidity, it would become more difficult for the Fund to value its portfolio securities accurately because there might be less reliable, objective data available.

                  Finally, prices for high-yield bonds may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation may significantly depress the prices of outstanding high-yield bonds.

Repurchase Agreements

                  The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed to be creditworthy by the Advisors, under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian, sub-custodian, or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the U.S. Government only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period during which the Fund seeks to enforce its rights thereto,

(b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Lending of Portfolio Securities

                  The Fund may lend portfolio securities to Board-approved brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that the borrower maintains cash or equivalent collateral or a letter of credit in the Fund's favor of not less than 100% of the market value of the securities loaned by marking to market daily. While the portfolio securities are on loan, the Fund receives from the borrower an amount equal to any dividend or interest paid on such securities. The Fund may invest the cash collateral to generate additional income or it may by agreement with the borrower receive interest income from the borrower. Either the Fund or the borrower may terminate the loan at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may agree to pay a portion of interest generated on the Fund's investment of the cash or equivalent collateral to the borrower or placing broker. The Fund has no current intention of lending more than 5% of its portfolio securities.

Covered Call Options

                  In an attempt to earn additional income, and as a means of protecting the Fund's assets against market declines, the Fund may, to a limited extent, write covered call option contracts on certain of its securities and purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which call option contracts have been written.

                  When the Fund writes a call option on securities that it owns, it gives the purchaser of the option the right to buy the securities at the price specified in the option (the "Exercise Price") at any time prior to the expiration of the option. In the strategy to be employed by the Fund, the Exercise Price, plus the option premium paid by the purchaser, is almost always greater than the market price of the underlying security at the time the option is written. If any option is exercised, the Fund will realize the long-term or short-term gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the net premium originally received. By writing a covered option, the Fund may forego, in exchange for the net premium, the opportunity to profit from an increase in value of the underlying security above the Exercise Price. Thus, options will be written when the Advisors believe the security should be held for the long term but expect no appreciation or only moderate appreciation within the option period. The Fund also may write covered options on securities that have a current value above the original purchase price but which, if then sold, would not normally qualify for a long-term capital gains treatment. Such activities will normally take place during periods when market volatility is expected to be high.

                  Only call options that are traded on a national securities exchange will be written. Call options are issued by the Options Clearing Corporation, which also serves as the clearing house for transactions with respect to options. The price of a call option is paid to the writer without refund on expiration or exercise, and no portion of the price is retained by The Options Clearing Corporation or the exchanges listed above. Writers and purchasers of options pay the transaction costs, which may include commissions charged or incurred in connection with such option transactions.

                  The Fund may write options contracts on its securities up to an amount not in excess of 20% of the value of its net assets at the time such options are written. The Fund will not sell the securities against which options have been written (uncover the options) until after the option period has expired, the option has been exercised or a closing purchase has been executed.

                  Call options may be purchased by the Fund, but only to terminate an obligation as a writer of a call option. This is accomplished by making a closing purchase transaction, that is, the purchase of a call option on the same security with the same Exercise Price and expiration date as specified in the call option that had been written previously. A closing purchase transaction with respect to calls traded on a national securities exchange has the effect of extinguishing the obligation of a writer. Although the cost to the Fund of such a transaction may be greater than the net premium received by the Fund upon writing the original option, the Directors believe that it is appropriate for the Fund to have the ability to make closing purchase transactions in order to prevent its portfolio securities from being purchased pursuant to the exercise of a call. The Advisors may also permit the call option to be exercised. A profit or loss from a closing purchase transaction will be realized depending on whether the amount paid to purchase a call to close a position is less or more than the amount received from writing the call. A profit or loss from an option exercised will be realized depending upon whether the cost of the stock sold through the exercise, minus the premium received on the option, is less or more than the proceeds of the exercise.

Investment Restrictions

                  The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of outstanding shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. Accordingly, the Fund will not:

                  1. Borrow money, except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities for investment;

                  2. Invest in real estate or mortgages on real estate;

                  3. Purchase or sell commodities or commodities contracts;

                  4. Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

                  5. Issue senior securities;

                  6. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, and may loan portfolio securities and enter into repurchase agreements as described in this Registration Statement;

                  7. Effect short sales of securities;

                  8. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

                  9. Purchase participations or other interests in oil, gas or other mineral exploration or development programs; or

                  10. Invest more than 10% of the value of its net assets in illiquid securities (as defined under federal and state securities laws), including repurchase agreements with remaining maturities in excess of seven days.

                  The following investment restriction may be changed by a vote of the majority of the Board of Directors. The Fund will not:

                  1. Invest in shares of any other investment company registered under the Investment Company Act of 1940, except as permitted by federal law.


3.       VALUATION OF SHARES AND REDEMPTION

Valuation of Shares

                  The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern
Time) each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays: New Year's Day, Martin Luther King Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                  The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business which is ordinarily 4:00 p.m. (Eastern Time). Under such agreements, so long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other shareholders.

Redemption

                  The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

                  Under normal circumstances, the Fund will redeem Class A Shares and Class B Shares by check and Institutional Shares by wire transfer of funds as described in the related Prospectus. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders of the Fund to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described in the Prospectus under "How to Invest," and such valuation will be made as of the same time the redemption price is determined. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended (the "1940 Act") pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


4.       FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

                  The following discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

                  The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

Qualification as a Regulated Investment Company

                  The Fund has elected to be, and intends to be, taxed as a regulated investment company ("RIC") under Subchapter M of the Code. In order to qualify as a RIC for any taxable year, the Fund must generally derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stocks, securities or currencies (the "Income Requirement").

                  In addition, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of any such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other RICs), or in two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses (the "Asset Diversification Test"). The Fund will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase. The Fund may curtail its investments in certain securities where the application thereto of the Asset Diversification Test is uncertain.

                  Under Subchapter M, the Fund is exempt from federal income tax on its net investment income and capital gains that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short term capital gains over net long term capital losses) for the year (the "Distribution Requirement") and complies with the other requirements of the Code described above. The Distribution Requirement for any year may be waived if a RIC establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax.

                  Although the Fund intends to distribute substantially all of its net investment income and capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

                  If for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and all such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the 70% dividends received deduction for corporate shareholders.

Fund Distributions

                  Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares.

                  The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gain") for each taxable year. If such gains are distributed as a capital gains distribution, they are taxable to shareholders as gains from the sale or exchange of a capital asset held for more than one year, regardless of the length of time the shareholder has held the Shares, whether or not such gains were recognized by the Fund prior to the date on which a shareholder acquired the Shares and whether or not the distribution was paid in cash or reinvested in Shares. In the unlikely event the Fund elects to retain its net capital gains, it is expected that the Fund will elect to have shareholders treated as having received a distribution of such gains, with the result that shareholders will be required to report such gains on their returns as capital gains, will receive a tax credit for their allocable share of capital gains tax paid by the Fund on the gains, and will increase the tax basis for their Shares by an amount equal to 65% of such gains.

                  Generally, gain or loss on the sale or exchange of a Share will be a capital gain or loss which will be long-term if the Share has been held for eighteen months or more, mid-term if the Share has been held for more than twelve but less than eighteen months, and otherwise will be short-term. However, a shareholder who realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or has included in income any undistributed net capital gains of the Fund with respect to such Share) must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund with respect to such Share that have been included in the shareholder's income). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

                  Investors purchasing Shares just prior to an ordinary income dividend or capital gains distribution will be taxable on the entire amount of the dividend or distribution received, even though the net asset value per Share on the date of such purchase may have reflected the amount of such forthcoming dividend or distribution.

                  In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the 70% dividends received deduction to the extent of the gross amount of certain qualifying dividends received by the Fund for the year. Generally, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. For purposes of the alternative minimum tax and the environmental tax, corporate shareholders generally will be required to take the full amount of any dividend received from the Fund into account in determining their adjusted current earnings for purposes of computing "alternative minimum taxable income."

                  The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of distributions payable to any shareholder who (1) has provided either an incorrect taxpayer identification number or no number at all, (2) is subject to backup withholding by the Service for failure to properly report the receipt of interest or dividend income, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding.

                  The Fund will provide a statement annually to shareholders as to the federal income tax status of distributions paid (or deemed to be paid) by the Fund during the year.

Federal Excise Tax; Miscellaneous Considerations

                  The Code imposes a nondeductible 4% federal excise tax on RICs that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income (the excess of long- and short-term capital gain over long- and short-term capital loss) for the one-year period ending on October 31 of such calendar year. The excise tax is imposed on the undistributed part of this required distribution. In addition, the balance of such income must be distributed during the next calendar year to avoid liability for the excise tax in that year. For the foregoing purposes, an investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

                  The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for excise tax. In certain circumstances the Fund may be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability.

                  Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

5.       MANAGEMENT OF THE FUND

Directors and Officers

                  The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

*TRUMAN T. SEMANS, Chairman (10/27/26)
         Managing Director Emeritus, BT Alex. Brown Incorporated; Formerly, Vice Chairman, Alex. Brown Incorporated (now BT Alex. Brown Incorporated); Vice Chairman Alex. Brown Capital Advisory & Trust Company; and Director, Investment Company Capital Corp. (registered investment advisor).

*RICHARD T. HALE, Director (7/17/45)
         Managing Director, BT Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. (registered investment advisor); Chartered Financial Analyst.

JAMES J. CUNNANE, Director (3/11/38)
         CBC Capital, 264 Carlyle Lake Drive, St. Louis, Missouri 63141. Managing Director, CBC Capital (merchant banking), 1993-Present; Formerly, Senior Vice President and Chief Financial Officer, General Dynamics Corporation (defense), 1989-1993 and Director, The Arch Fund (registered investment company).

JOHN F. KROEGER, Director (8/11/24)
         37 Pippins Way, Morristown, New Jersey 07960. Director/Trustee, AIM Funds (registered investment companies); Formerly, Consultant, Wendell & Stockel Associates, Inc. (consulting firm) and General Manager, Shell Oil Company.

LOUIS E. LEVY, Director (11/16/32)
         26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (banking and finance); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants; Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. MCDONALD, Director (7/14/32)
         Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care); Director, Central Carolina Bank & Trust (banking), Key Funds (registered investment companies) and DP Mann Holdings (insurance); Formerly, Director AMBAC Treasurers Trust (registered investment company).

REBECCA W. RIMEL, Director (4/10/51)
         The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017; President and Chief Executive Officer, The Pew Charitable Trusts; Director and Executive Vice President, The Glenmede Trust Company; Formerly, Executive Director, The Pew Charitable Trusts.

CARL W. VOGT, Esq., Director (4/20/36)
         Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004- 2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking) and American Science & Engineering (x-ray detection equipment); Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak) and Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration).

HARRY WOOLF, President (8/12/23)
         Institute for Advanced Study, Olden Lane, Princeton, New Jersey 08540. Professor-at-Large Emeritus, Institute for Advanced Study; Director, ATL and Spacelabs Medical Corp. (medical equipment) and Family Health International (non-profit research and education); Director, Research America (non-profit medical research); Formerly, Director, Flag Investors/ISI/BT Alex. Brown Family of Funds; Trustee, Rockefeller Foundation; Director, Merrill Lynch Cluster C Funds (registered investment companies); and Trustee, Reed College (education).

AMY M. OLMERT, Secretary (5/14/63)
         Vice President, BT Alex. Brown Incorporated, June 1997-Present. Formerly, Senior Manager, Coopers & Lybrand L.L.P., September 1988 - June 1997.

JOSEPH A. FINELLI, Treasurer (1/24/57)
         Vice President, BT Alex. Brown Incorporated and Vice President, Investment Company Capital Corp. (registered investment advisor), September 1995-Present; Formerly, Vice President and Treasurer, The Delaware Group of Funds (registered investment companies) and Vice President, Delaware Management Company, Inc. (investments), 1980-August 1995.

SCOTT J. LIOTTA, Assistant Secretary (3/18/65)
         Assistant Vice President, BT Alex. Brown Incorporated, July 1996-Present; Formerly, Manager and Foreign Markets Specialist, Putnam Investments Inc. (registered investment companies), April 1994-July 1996; Supervisor, Brown Brothers Harriman & Co. (domestic and global custody), August 1991-April 1994.

-------------------

* Messrs. Semans and Hale are directors who are "interested persons," as defined in the 1940 Act.
 .

                  Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by BT Alex. Brown Incorporated ("BT Alex. Brown") or its affiliates. There are currently 13 funds in the Flag Investors/ISI Funds and BT Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Hale serves as Chairman of four funds and as a Director of eight other funds in the Fund Complex. Mr. Semans serves as Chairman of five funds and as a Director of six other funds in the Fund Complex. Messrs. Cunnane, Kroeger, Levy and McDonald serve as Directors of each fund in the Fund Complex. Ms. Rimel and Mr. Vogt serve as Directors of 11 funds in the Fund Complex. Ms. Olmert serves as Secretary, Mr. Finelli serves as Treasurer and Mr. Liotta serves as Assistant Secretary of each of the funds in the Fund Complex.

                  Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, BT Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

                  With the exception of the Fund's President, officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of BT Alex. Brown may be considered to have received remuneration indirectly. As compensation for his or her services as director, each Director who is not an "interested person" of the Fund (as defined in the 1940 Act) (an "Independent Director") and Mr. Woolf, the Fund's President, receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an aggregate annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended December 31, 1996, Independent Directors' fees attributable to the assets of the Fund totaled $36,330.

         The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended December 31, 1996.


                                                         COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------------

Name of Person, Position            Aggregate Compensation             Pension or Retirement                      Total Compensation
                                    From the Fund Payable to           Benefits Accrued As                             From the Fund
                                    Directors for the Fiscal Year      Part of Fund Expenses                        and Fund Complex
                                    Ended December 31, 1996                                                     Payable to Directors
                                                                                                                 for the Fiscal Year
                                                                                                             Ended December 31, 1996
------------------------------------------------------------------------------------------------------------------------------------

W. James Price, Chairman(1,2)                   $0                            $0                                $0

Charles W. Cole, Jr., Director(1,3)             $0                            $0                                $0

Richard T. Hale, Director)1,3)                  $0                            $0                                $0

Truman T. Semans, Director(1,4)                 $0                            $0                                $0

James J. Cunnane, Director                 $3,813(5)                           (6)                         $39,000 for service on 12
                                                                                                          Boards in the Fund Complex

N. Bruce Hannay, Director(7)               $320  (5)                           (6)                          $3,321 for service on 12
                                                                                                          Boards in the Fund Complex

John F. Kroeger, Director                  $4,790(5)                           (6)                         $49,000 for service on 12
                                                                                                          Boards in the Fund Complex

Louis E. Levy, Director                    $3,813(5)                           (6)                         $39,000 for service on 12
                                                                                                          Boards in the Fund Complex

Eugene J. McDonald, Director               $3,813(5)                           (6)                         $39,000 for service on 12
                                                                                                          Boards in the Fund Complex

Rebecca W. Rimel, Director(3)              $3,441(5)                           (6)                       $39,000 for service on 6(8)
                                                                                                          Boards in the Fund Complex

Carl W. Vogt, Director(3)                  $4,576(5)                           (6)                       $39,000 for service on 5(8)
                                                                                                          Boards in the Fund Complex

Harry Woolf, Director(2)                   $3,813(5)                           (6)                         $39,000 for service on 12
                                                                                                          Boards in the Fund Complex



(1)   A Director who is an "interested person" as defined in the 1940 Act.
(2) Retired, effective December 31, 1996. Effective September 1, 1997, Mr. Woolf serves as President of the Fund and other funds in the Fund
      Complex. For serving as President, Mr. Woolf receives compensation from the Fund and certain other funds in the Fund Complex, in addition to his retirement benefits.
(3) Messrs. Hale, Cole and Vogt and Ms. Rimel were elected to the Board at a special meeting of Directors held on April 10, 1996. Mr. Cole subsequently resigned on September 1, 1997.
(4)   Mr. Semans was elected Chairman of the Board, effective January 1, 1997.
(5) Of amounts payable to Messrs. Cunnane, Hannay, Kroeger, Levy, McDonald, Vogt and Woolf, and to Ms. Rimel, $3,813, $0, $0, $0, $3,813, $4,576,
      $3,813 and $3,441, respectively, was deferred pursuant to a deferred compensation plan.
(6) The Fund Complex has adopted a Retirement Plan for eligible Directors, as described below. The actuarially computed pension expense for the Fund for the year ended December 31, 1996 was approximately $19,997.
(7)   Retired, effective January 31, 1996 and is now deceased.
(8) Ms. Rimel and Mr. Vogt receive proportionately higher compensation from each fund for which they serve.

                  The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Advisors or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the Participant in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his or her last year of service. The fee will be paid quarterly, for life, by each Fund for which he or she serves. The Retirement Plan is unfunded and unvested. Mr. Kroeger has qualified but has not received benefits. The Fund has two Participants, a Director who retired effective December 31, 1994, and Mr. Woolf who retired effective December 31, 1996, who have qualified for the Retirement Plan by serving thirteen and fourteen years, respectively, as Directors in the Fund Complex and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Another participant, who retired on January 31, 1996 and died on June 2, 1996, was paid fees of $8,090 by the Fund Complex under the Retirement Plan in the fiscal year ended December 31, 1996. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

               Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 1996 are as follows: for Mr. Cunnane, 2 years; for Mr. Kroeger, 14 years; for Mr. Levy, 2 years; for Mr. McDonald, 4 years; for Ms. Rimel, 1 year; and for Mr. Vogt, 1 year.


Years of Service            Estimated Annual Benefits Payable By Fund Complex Upon Retirement
----------------            -----------------------------------------------------------------
                                      Chairman of Audit Committee                     Other Participants
                                      ---------------------------                     ------------------
6 years                                         $4,900                                      $3,900
7 years                                         $9,800                                      $7,800
8 years                                         $14,700                                     $11,700
9 years                                         $19,600                                     $15,600
10 years or more                                $24,500                                     $19,500

               Any Director who receives fees from the Fund is permitted to defer a minimum of 50%, or up to all, of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Levy, McDonald and Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among various Flag Investors funds and BT Alex. Brown Cash Reserve Fund, Inc. in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Code of Ethics

               The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics applies to the personal investing activities of all the directors and officers of the Fund, as well as to designated officers, directors and employees of the Advisors and the Distributor. As described below, the Code of Ethics imposes additional restrictions on the Advisors' investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

               The Code of Ethics requires that any officer, director, or employee of the Fund, or the Advisors or, in the case of the Distributor if they are access persons, preclear personal securities investments (with certain exceptions, such as non-volitional purchases or purchases that are part of an automatic dividend reinvestment plan). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security. Trading by investment personnel and certain other employees of the Advisor or Sub Advisor, as appropriate, would be exempt from this "blackout period" provided that (1) the market capitalization of a particular security exceeds $2 billion; and (2) orders of such entity do not exceed ten percent of the daily average trading volume of the security for the prior 15 days. Officers, directors and employees of the Advisors and the Distributor may comply with codes instituted by those entities so long as they contain similar requirements and restrictions.


6.      INVESTMENT ADVISORY AND OTHER SERVICES

               On June 17, 1997, the Board of Directors of the Fund, including a majority of the Independent Directors, approved an Investment Advisory Agreement between the Fund and Investment Company Capital Corp. ("ICC" or the "Advisor") and a Sub-Advisory Agreement among the Fund, ICC and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor"), both of which contracts are described in greater detail below. The Investment Advisory Agreement and the Sub-Advisory Agreement were approved by shareholders of the Fund on August 14, 1997. ICC, the investment advisor, is an indirect subsidiary of Bankers Trust New York Corporation. ABIM is a limited partnership affiliated with the Advisor. Buppert, Behrens & Owens, Inc. a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest in ABIM. BT Alex. Brown owns a 1% general partnership interest in ABIM and BT Alex. Brown Holdings, Inc. owns the remaining limited partnership interest. ICC also serves as investment advisor and ABIM serves as sub-advisor to other funds in the Flag Investors family of funds.

               Under the Investment Advisory Agreement, ICC obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. ICC has delegated this responsibility to ABIM provided that ICC continues to supervise the performance of ABIM and report thereon to the Fund's Board of Directors. Any investment program undertaken by ICC or ABIM will at all times be subject to policies and control of the Fund's Board of Directors. ICC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICC without reimbursement by the Fund for any costs. Neither ICC nor ABIM shall be liable to the Fund or its shareholders for any act or omission by ICC or ABIM or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICC and ABIM to the Fund are not exclusive and ICC and ABIM are free to render similar services to others.

               As compensation for its services, ICC is entitled to receive a fee from the Fund, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 0.85% of the first $100 million, 0.75% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $200 million, 0.58% of the next $500 million, 0.53% of the next $500 million and 0.50% of that portion exceeding $1.5 billion. Prior to April 11, 1995, the annual rates based upon the Fund's average daily net assets were: 0.65% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million and 0.45% of that portion in excess of $300 million. As compensation for its services, ABIM is entitled to receive a fee from ICC, payable from its advisory fee, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 0.60% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million, 0.45% of the next $200 million, 0.40% of the next $500 million, 0.37% of the next $500 million and 0.35% of that portion in excess of $1.5 billion.

               Each of the Investment Advisory Agreement and the Sub-Advisory Agreement has an initial term of two years and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, by votes cast in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Fund or ICC may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act). The Sub-Advisory Agreement has similar termination provisions. Prior to April 10, 1996, ICC served as the Fund's investment advisor and ABIM served as the Fund's sub-advisor pursuant to agreements approved by shareholders on December 6, 1988.

               Advisory fees paid by the Fund to ICC and sub-advisory fees paid by ICC to ABIM for the last three fiscal years were as follows:


------------------------------------------------------------------------------
                                        Year Ended December 31,
------------------------------------------------------------------------------
Fees Paid to:              1996                 1995                   1994
------------------------------------------------------------------------------
ICC                     $ 3,562,609         $ 2,297,474*           $ 2,244,515*
------------------------------------------------------------------------------
ABIM                    $ 2,430,407         $ 1,541,505            $ 1,533,375
------------------------------------------------------------------------------

--------------

* Net of fee waivers. Such voluntary fee waivers were discontinued on October 6, 1995.

                  ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICC serves as the Fund's custodian. See "Custodian, Transfer Agent and Accounting Services."

7.      DISTRIBUTION OF FUND SHARES

        ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") serves as the distributor of each class of the Fund's Shares pursuant to a Distribution Agreement (the "Distribution Agreement") effective August 31, 1997. Prior to August 31, 1997, Alex. Brown & Sons Incorporated ("Alex. Brown") served as the Fund's distributor for the same rate of compensation and on substantially the same terms and conditions as ICC Distributors.

               The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization; (iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction in the absence of bad faith, willful misfeasance or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of its reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

               The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding Shares of the related class (as defined under "Capital Stock") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to each class of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund; or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, with respect to each class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement, including the form of Sub-Distribution Agreement, was initially approved by the Board of Directors, including a majority of the Independent Directors, on August 4, 1997.

               ICC Distributors and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from Fund shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated in the same manner as the Distribution Agreement and shall automatically terminate in the event of an assignment.

               In addition, with respect to Class A and Class B Shares, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as BT Alex. Brown and certain banks, to act as Shareholder Servicing Agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor or its affiliates will provide compensation out of its own resources for ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services.

               As compensation for providing distribution services as described above for the Class A Shares, the Fund will pay ICC Distributors an annual fee, paid monthly equal to .25% of the average daily net assets of the Class A Shares. As compensation for providing distribution services as described above for the Class B Shares, the Fund will pay ICC Distributors an annual fee, paid monthly, equal to .75% of the average daily net assets of the Class B Shares. With respect to the Class A Shares, ICC Distributors expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. With respect to the Class B Shares, ICC Distributors expects to retain the entire distribution fee as reimbursement for front-end payments to Participating Dealers. In addition, with respect to the Class B Shares, the Fund will pay ICC Distributors a shareholder servicing fee at an annual rate of .25% of the average daily net assets of the Class B Shares. (See the Prospectus.) ICC Distributors expects to allocate most of its shareholder servicing fee to Participating Dealers and Shareholder Servicing Agents. ICC Distributors does not receive compensation for distributing the Institutional Shares.

               As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, Alex. Brown received aggregate fees in the following amounts:

------------------------------------------------------------------------------
                                             Year Ended December 31,
------------------------------------------------------------------------------
Fee                                   1996            1995              1994
------------------------------------------------------------------------------
Class A 12b-1 Fee                  $1,251,568      $1,153,794       $1,155,931
------------------------------------------------------------------------------
Class B 12b-1 Fee                  $   98,828      $   26,347*            --
------------------------------------------------------------------------------
Class B Shareholder                $   32,943      $    8,783*            --
------------------------------------------------------------------------------
Servicing Fee
------------------------------------------------------------------------------
Class D 12b-1 Fee **               $  176,582      $  189,406       $  185,856
------------------------------------------------------------------------------
Total Fees                         $1,559,921      $1,378,330       $1,341,787
------------------------------------------------------------------------------

---------
* For the period from January 3, 1995 (commencement of operations) through December 31, 1995.
** For the period from April 6, 1993 through November 18, 1994, the Fund offered the Flag Investors Telephone Income Fund Class D Shares (which were known at such time as the Flag Investors Telephone Income Fund Class B Shares.) Some Class D Shares remain outstanding.

               Pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for Class A Shares and one for Class B Shares (the "Plans"). Under the Plans, the Fund pays a fee to ICC Distributors for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ICC Distributors is authorized to make payments out of its fees to Participating Dealers and Shareholder Servicing Agents. The Plans remain in effect from year to year thereafter as specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose. The Plans were most recently approved by the Board of Directors, including a majority of the Independent Directors, on September 16, 1997.

               In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plans may be terminated at any time upon sixty days' notice, in either case without penalty, by the vote of a majority of the Independent Directors or by a vote of a majority of the outstanding class of Shares (as defined under "Capital Stock").

               During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to ICC Distributors pursuant to the Distribution Agreement and to broker-dealers pursuant to Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

               If either Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to ICC Distributors pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans for the last three fiscal years, Alex. Brown paid the distribution related expenses of the related classes including one or more of the following: printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying, or other financing charges.

               Alex. Brown received commissions on the sale of Class A Shares of which only a portion was retained, and contingent deferred sales loads on the Class B Shares, in the following amounts:

----------------------------------------------------------------------------------------------------------------------
                                             Fiscal Year Ended December 31,
----------------------------------------------------------------------------------------------------------------------
        Class                      1996                            1995                               1994
----------------------------------------------------------------------------------------------------------------------
                         Received       Retained         Received         Retained         Received         Retained
----------------------------------------------------------------------------------------------------------------------
Class A                  $717,441       $255,062         $146,261         $73,667          $812,666         $260,734
Commissions
----------------------------------------------------------------------------------------------------------------------
Class B                  $377,125       $377,125         $78,146          $78,146          $377,125         $ 78,146
Contingent
Deferred Sales
Charge
----------------------------------------------------------------------------------------------------------------------


               Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and of independent certified public accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ICC, ABIM, or ICC Distributors.

8.      BROKERAGE

               ABIM is responsible for decisions to buy and sell securities for the Fund, for the broker-dealer selection and for negotiation of commission rates, subject to the supervision of ICC. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between ABIM and the broker-dealers. ABIM may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its affiliates and ICC Distributors.

               In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with the Advisors or their affiliates in any transaction in which the Advisors or their affiliates act as a principal, nor will the Fund buy or sell over-the-counter securities with the Advisors or their affiliates acting as market maker.

               If the Advisors or their affiliates are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

               ABIM's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, ABIM may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services that are deemed by ABIM to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ABIM with clients other than the Fund. Similarly, any research services received by ABIM through placement of portfolio transactions of other clients may be of value to ABIM in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ABIM by a broker-dealer. ABIM is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ABIM's research and analysis. Therefore, it may tend to benefit the Fund by improving ABIM's investment advice. ABIM's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ABIM's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, ABIM is also authorized to pay broker-dealers other than the Advisors or their affiliates higher commissions than another broker might have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board.

               Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions, on an agency basis, through the Advisors or their affiliates. At the time of such authorization the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the 1940 Act which requires that the commissions paid the Advisors or their affiliates must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICC and ABIM to furnish reports and to maintain records in connection with such reviews.

               ABIM manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ABIM. ABIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell.

               ICC directed transactions to broker-dealers and paid related commissions because of research services in the following amounts:


------------------------------------------------------------------------------
                                         Fiscal Year Ended March 31,
------------------------------------------------------------------------------
                                  1996           1995                 1994
------------------------------------------------------------------------------
Transactions Directed      $  191,851,754   $ 288,166,553         $208,696,174
------------------------------------------------------------------------------
Commissions Paid           $      396,046   $     386,539         $    254,895
------------------------------------------------------------------------------

               In the fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994, the Fund paid Alex. Brown brokerage commissions in the aggregate amount of $7,000, $0 and $7,000, which represented 1.9%, 0.0% and 2.7% of the Fund's aggregate brokerage commissions for the periods and which were paid on transactions that represented 2.9%, 0.0% and 1.8%, respectively, of the aggregate dollar amount of transactions that incurred commissions paid by the Fund during the respective periods. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during its most recent fiscal year. As of December 31, 1996, the Fund held a 6.0% repurchase agreement issued by Goldman Sachs & Co. valued at $5,410,000. Goldman Sachs & Co. is a "regular broker or dealer" of the Fund.


9.      CAPITAL STOCK

               Under the Fund's Articles of Incorporation, the Fund has 85 million authorized Shares of common stock, with a par value of $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval. On October 11, 1989, the Fund declared a two for one stock dividend payable to shareholders of record on October 27, 1989.

               The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time. The Fund currently has one Series and the Board has designated four classes of Shares: Flag Investors Telephone Income Fund Class A Shares, Flag Investors Telephone Income Fund Class B Shares, Flag Investors Telephone Income Fund Class D Shares and Flag Investors Telephone Income Fund Institutional Shares. The Flag Investors Telephone Income Fund Class D Shares are not currently being offered. In the event separate series are established, all Shares of the Fund, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. In general, each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Fund (other than 12b-1 fees and any applicable services fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

               Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund. There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

               As used in this Statement of Additional Information, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.


10.     SEMI-ANNUAL REPORTS

               The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants.


11.     CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

               Effective September 22, 1997, Bankers Trust Company ("Bankers Trust") has been retained to serve as custodian of the Fund's investments. Prior to September 22, 1997, PNC Bank, National Association ("PNC Bank") served as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as Custodian as may be agreed to from time to time by Bankers Trust and the Fund. Investment Company Capital Corp. has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICC up to $10.12 per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended December 31, 1996, such fees totaled $623,604.

               ICC also provides certain accounting services to the Fund under a Master Services Agreement between the Fund and ICC. As compensation for these services, ICC receives an annual fee, calculated daily and paid monthly as shown below.

         Average Net Assets                    Incremental Annual Accounting Fee
         ------------------                    ---------------------------------

$          0         -        $   10,000,000               $13,000(fixed fee)
$ 10,000,000         -        $   20,000,000                    .100%
$ 20,000,000         -        $   30,000,000                    .080%
$ 30,000,000         -        $   40,000,000                    .060%
$ 40,000,000         -        $   50,000,000                    .050%
$ 50,000,000         -        $   60,000,000                    .040%
$ 60,000,000         -        $   70,000,000                    .030%
$ 70,000,000         -        $  100,000,000                    .020%
$100,000,000         -        $  500,000,000                    .015%
$500,000,000         -        $1,000,000,000                    .005%
over $1,000,000,000                                             .001%

                  In addition, the Fund reimburses ICC for certain out-of-pocket expenses incurred in connection with ICC's provision of accounting services under the Master Services Agreement.

                  As compensation for providing accounting services to the Fund for the fiscal year ended December 31, 1996, ICC received fees of $117,160.


12.         INDEPENDENT ACCOUNTANTS

            The annual financial statements of the Fund are audited by Coopers & Lybrand L.L.P. whose report thereon appears elsewhere herein, and have been included herein in reliance upon the report of such firm of accountants given on their authority as experts in accounting and auditing.


13.         PERFORMANCE INFORMATION

            For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return rather than in terms of yield. The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

                 n
         P(l + T)   =     ERV

     Where:  P      =     a hypothetical initial payment of $1,000
             T      =     average annual total return
             n      =     number of years (1, 5 or 10)
             ERV    =     ending redeemable value at the end of the 1-, 5-
                          or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods.

             Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five- and ten-year periods or a shorter period dating from the effectiveness of the Fund's registration statement (or the later commencement of operations of the series or class). In calculating the ending redeemable value for the Class A Shares, the maximum sales load (4.5%) is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. In calculating the performance of the Class B Shares, the applicable contingent deferred sales charge (4.0% for the one-year period, 2.0% for the five-year period and no sales charge thereafter) is deducted from the ending redeemable value and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund.

         Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 payment for the periods ended December 31, 1996 were as follows:


                     One-Year Period Ended          Five-Year Period Ended     Ten-Year Period Ended         Inception Through
                       December 31, 1996               December 31, 1996         December 31, 1996           December 31, 1996
                      -------------------             -------------------       -------------------         ------------------
------------------------------------------------------------------------------------------------------------------------------------
                        Ending       Average        Ending        Average       Ending       Average        Ending        Average
                      Redeemable   Annual Total   Redeemable   Annual Total   Redeemable   Annual Total   Redeemable   Annual Total
Class                   Value         Return        Value         Return        Value         Return        Value         Return
-----                   -----         ------        -----         ------        -----         ------        -----         ------
------------------------------------------------------------------------------------------------------------------------------------
Class A               $1,083.50        8.35%      $1,798.78       12.46%      $3,708.39       14.00%          *              *
January 18, 1984+
------------------------------------------------------------------------------------------------------------------------------------
Class B               $1,095.74        9.57%         N/A            N/A          N/A           N/A        $1,450.99       20.52%
January 3, 1995+
------------------------------------------------------------------------------------------------------------------------------------
Class D               $1,105.74       10.57%         N/A            N/A          N/A           N/A        $1,490.03       11.21%
April 6, 1993+
------------------------------------------------------------------------------------------------------------------------------------

+ Inception Date.
* Not required since more than ten years have elapsed since inception.


             The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Morningstar Inc., or with the performance of the Lehman Brothers Government Corporate Bond Index, the Consumer Price Index, the return on 90-day U.S. Treasury bills, the Standard and Poor's 500 Stock Index or the Dow Industrial Average, the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges. The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

             The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government and short-term securities) may vary from year to year, as well as within a year, depending on market conditions. The Fund's portfolio turnover rate in fiscal year 1996 was 20% and in fiscal year 1995 was 24%.

             Morningstar Mutual Fund Advisory Service ("Morningstar") assigned the Fund their "5" Best in Category rating among the ten funds in the communications funds category for the three-year period ended December 31, 1997. As of December 31, 1997, Morningstar assigned the Fund a weighted overall risk-adjusted rating of four stars based on the three-, five- and ten-year ratings (see explanation below). As of December 31, 1997, the Fund's ratings for separate periods within its investment category of domestic equity funds, were three stars among 2,332 funds for three years, three stars among 1,292 funds for five years and four stars among 676 funds for ten years.

             The Morningstar risk-adjusted rating is expressed on a scale of 1 to 5 stars. The star rating is neither a predictive measure nor a "buy/sell" recommendation. It is a purely descriptive representation of how well a fund has balanced risk and return in the past. If the fund scores in the top 10% of its investment category, it receives 5 stars (Highest); if it falls in the next 22.5%, it receives 4 stars (Above Average); if it falls in the middle 35%, it receives 3 stars (Neutral or Average); if it falls in the next 22.5%, it receives two stars (Below Average); and if it falls in the bottom 10%, it receives 1 star (Lowest). The star ratings are recalculated monthly. The Fund's overall risk-adjusted star rating is a weighted average of the Fund's three-, five-, and 10-year histories, relative to other funds in its broad investment category (i.e, equity). The three time periods are combined as a weighted average. The 10-year rating accounts for 50% of the overall rating, the five-year figure for 30%, and the three-year period 20%.


14.          CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

             To Fund management's knowledge, the following persons held beneficially or of record 5% or more of the Fund's outstanding shares, as of April 15, 1997:

                 Alex. Brown & Sons Incorporated                      26.2%*
                 One South Street
                 Baltimore, Maryland
                 ----------
                 * As of such date, Alex. Brown owned beneficially less than 1% of such Shares.

             As of April 15, 1997, the Directors and officers as a group owned less than 1% of the Fund's total outstanding shares.


15.      FINANCIAL STATEMENTS

             See next page.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------
Statement of Net Assets                                        December 31, 1996


                                                                  Market Value
    Shares                  Security                               (Note 1)
------------------------------------------------------------------------------

 TELEPHONE INDUSTRY--90.3%

Common Stock--90.3%
    220,408      AirTouch Communications Inc.*                     $ 5,565,302
    600,000      America Online, Inc.                               19,950,000
    394,000      Ameritech Corporation                              23,886,250
    224,224      AT&T Corporation                                    9,753,744
    370,000      BCE Inc.                                           17,667,500
    497,608      Bell Atlantic Corporation                          32,220,118
    223,464      BellSouth Corporation                               9,022,359
    366,428      BlackBox Corporation*                              15,115,155
    290,000      BroadBand Technologies Inc.*                        4,277,500
    115,000      CellStar Corporation*                               2,070,000
    595,800      Cincinnati Bell Inc.                               36,716,175
    200,000      DSC Communications Corporation*                     3,575,000
     25,000      Excel Communications Inc.*                            525,000
  1,022,400      Frontier Corporation                               23,131,800
    214,700      General Instrument Corporation*                     4,642,888
    823,320      GTE Corporation                                    37,461,060
    496,841      LCI International Inc.                             10,682,081
    181,235      Lucent Technologies Inc.                            8,382,119
    440,000      MFS Communications Co. Inc.*                       23,980,000
    405,000      Mobile Telecommunication                            3,442,500
    340,000      Motorola Inc.                                      20,867,500
    200,000      NEXTEL Communications Inc.--Class A*                2,612,500
    250,000      Octel Communications Corporation*                   4,375,000
    435,347      Orbital Sciences Corporation*                       7,509,736
  1,373,808      Pacific Telesis Group                              50,487,444
    130,000      Preferred Networks Inc.*                              845,000
    140,000      QUALCOMM Inc.*                                      5,582,500
    969,106      SBC Communications Inc.                            50,151,235
    690,000      Southern New England
                   Telecommunications Corporation                   26,823,750
    128,000      Telefonica de Espana SA ADR                         8,864,000
    500,000      Telefonos de Mexico SA ADR--Series L               16,500,000
    148,000      U.S. Robotics Corporation*                         10,656,000
                                                                  ------------

                 Total Common Stock
                   (Cost $327,639,322)                             497,341,216
                                                                  ------------

FLAG INVESTORS TELEPHONE INCOME FUND
------------------------------------------------------------------------------
Statement of Net Assets (concluded)                          December 31, 1996


  Shares/                                                         Market Value
 Par (000)                   Security                               (Note 1)
------------------------------------------------------------------------------

 NON-TELEPHONE INDUSTRY--8.5%

Common Stock--7.6%
    626,900      Alexander Haagen Properties, Inc.                 $ 9,246,775
    367,774      Conseco Inc.                                       23,445,593
     67,700      Meditrust Corporation                               2,708,000
    100,000      Nationwide Health Properties, Inc.                  2,425,000
    122,128      Simon DeBartolo Group, Inc.                         3,785,968
                                                                  ------------
                 Total Common Stock
                   (Cost $18,040,909)                               41,611,336
                                                                  ------------
Corporate Bond--0.9%
    $ 5,000      HMH Properties, 9.5%, 5/15/05
                   (Cost $4,910,351)                                 5,225,000
                                                                  ------------

                 Total Non-Telephone Industry
                   (Cost $22,951,260)                               46,836,336
                                                                  ------------

 REPURCHASE AGREEMENT--1.0%
      5,410      Goldman Sachs & Co., 6.00%
                   Dated 12/31/96, to be repurchased on
                   1/2/97, collateralized by U.S. Treasury
                   Notes with a market value of $5,518,672.
                   (Cost $5,410,000)                                 5,410,000
                                                                  ------------
Total Investments in Securities--99.8%
 (Cost $356,000,582)**                                             549,587,552
                                                                  ------------
Other Assets in Excess of Liabilities, Net--0.2%                     1,016,790
                                                                  ------------
Net Assets--100.0%                                                $550,604,342
                                                                  ============

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------
Net Asset Value Per:
  Class A Share
   ($505,371,023 / 32,421,696 shares outstanding)        $15.59(dagger)
                                                        =======
  Class B Share
   ($17,660,516 / 1,138,610 shares outstanding)          $15.51(double daggers)
                                                        =======
  Class D Share
   ($27,572,803 / 1,768,618 shares outstanding)          $15.59(triple daggers)
                                                        =======
Maximum Offering Price Per:
  Class A Share
    ($15.59 / .955)                                      $16.32
                                                        =======
  Class B Share                                          $15.51
                                                        =======
  Class D Share
    ($15.59 / .985)                                      $15.83
                                                        =======

---------------
               * Non-income producing security.

              ** Aggregate cost for federal tax purposes was $352,513,493.

        (dagger) Redemption value is $15.59.

(double daggers) Redemption value is $14.89 following 4.00% maximum contingent deferred sales charge.

(triple daggers) Redemption value is $15.43 following 1.00% maximum contingent deferred sales charge.


                       See Notes to Financial Statements.

FLAG INVESTORS TELEPHONE INCOME FUND
-------------------------------------------------------------------------------
Statement of Operations

                                                           For the
                                                          Year Ended
                                                           Dec. 31,
------------------------------------------------------------------------------
                                                             1996
Investment Income (Note 1):
   Dividends                                              $14,802,988
   Interest                                                   971,287
     Less: Foreign taxes withheld                            (148,592)
                                                          -----------
            Total income                                   15,625,683
                                                          -----------
Expenses:
   Investment advisory fee (Note 2)                         3,562,609
   Distribution fee (Note 2)                                1,559,921
   Transfer agent fee (Note 2)                                623,604
   Printing and postage                                       191,642
   Accounting fee (Note 2)                                    117,160
   Legal                                                      105,286
   Custodian fees                                              67,181
   Miscellaneous                                               55,576
   Audit                                                       49,511
   Director's fees                                             36,330
   Insurance                                                   17,258
   Registration fees                                           16,940
                                                          -----------
            Total expenses                                  6,403,018
                                                          -----------
   Net investment income                                    9,222,665
                                                          -----------

Realized and unrealized gain on investments:
   Net realized gain from security transactions            44,618,521
   Change in unrealized appreciation or
      depreciation of investments                          13,950,633
                                                          -----------
   Net gain on investments                                 58,569,154
                                                          -----------

Net increase in net assets resulting from operations      $67,791,819
                                                          ===========


                       See Notes to Financial Statements.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------
Statement of Changes in Net Assets



                                                   For the Year Ended Dec. 31,
--------------------------------------------------------------------------------
                                                      1996             1995
Increase in Net Assets:
Operations:
   Net investment income                           $ 9,222,665   $  14,026,672
   Net realized gain from security transactions     44,618,521      35,372,071
   Change in unrealized appreciation or
     depreciation of investments                    13,950,633      93,655,306
                                                  ------------    ------------
   Net increase in net assets resulting
     from operations                                67,791,819     143,054,049
                                                  ------------    ------------
Distributions to Shareholders from:
   Net investment income:
     Class A Shares                                 (8,654,688)    (13,188,618)
     Class B Shares                                   (157,647)        (71,352)
     Class D Shares                                   (410,330)       (766,702)
   Net realized short-term gains:
     Class A Shares                                 (3,437,642)       (594,281)
     Class B Shares                                   (118,740)         (6,947)
     Class D Shares                                   (187,069)        (39,689)
   Net realized long-term gains:
     Class A Shares                                (26,060,648)    (31,183,490)
     Class B Shares                                   (896,656)       (411,017)
     Class D Shares                                 (1,420,532)     (2,033,414)
                                                  ------------    ------------
   Total distributions                             (41,343,952)    (48,295,510)
                                                  ------------    ------------
Capital Share Transactions (Note 3):
   Proceeds from sale of shares                     36,388,229      35,420,420
   Value of shares issued in reinvestment
     of dividends                                   33,751,356      40,313,196
   Cost of shares repurchased                      (77,258,035)   (106,718,217)
                                                  ------------    ------------
   Decrease in net assets derived from
     capital share transactions                     (7,118,450)    (30,984,601)
                                                  ------------    ------------
   Total increase in net assets                     19,329,417      63,773,938

Net Assets:
   Beginning of year                               531,274,925     467,500,987
                                                  ------------    ------------
   End of year                                    $550,604,342   $ 531,274,925
                                                  ------------    ------------



                       See Notes to Financial Statements.



FLAG INVESTORS TELEPHONE INCOME FUND
-------------------------------------------------------------------------------
Financial Highlights -- Class A Shares
(For a share outstanding throughout each year)(1)




                                                For the Year Ended
                                                     Dec. 31,                    For the Year Ended Dec. 31,
------------------------------------------------------------------------------------------------------------------------------
                                                        1996            1995             1994             1993           1992
Per Share Operating Performance:
  Net asset value at beginning of year                $ 14.87         $ 12.30          $ 13.70         $ 12.20         $ 11.28
                                                      -------         -------          -------         -------         -------
Income from Investment Operations:
  Net investment income                                  0.27            0.40             0.41            0.42            0.42
  Net realized and unrealized gain/(loss)
    on investments                                       1.67            3.58            (1.27)           1.78            0.93
                                                      -------         -------          -------         -------         -------
  Total from Investment Operations                       1.94            3.98            (0.86)           2.20            1.35
                                                      -------         -------          -------         -------         -------
Less Distributions:
  Distributions from net investment income
    and net realized short-term gains                   (0.38)          (0.41)           (0.44)          (0.42)          (0.42)
  Distributions from net realized
    long-term gains                                     (0.84)          (1.00)           (0.10)          (0.28)          (0.01)
                                                      -------         -------          -------         -------         -------
  Total distributions                                   (1.22)          (1.41)           (0.54)          (0.70)          (0.43)
                                                      -------         -------          -------         -------         -------
  Net asset value at end of year                      $ 15.59         $ 14.87          $ 12.30         $ 13.70         $ 12.20
                                                      =======         =======          =======         =======         =======
Total Return(2)                                         13.46%          33.44%           (6.32)%         18.12%          12.35%
Ratios to Average Daily Net Assets:
  Expenses(3)                                            1.14%           0.93%            0.92%           0.92%           0.92%
  Net investment income(4)                               1.74%           2.85%            3.14%           3.12%           3.81%
Supplemental Data:
  Net assets at end of year (000)                    $505,371        $492,454         $435,805        $469,163        $307,641
  Portfolio turnover rate                                  20%             24%              23%             14%              6%
  Average commissions per share                        $ 0.07(5)           --               --              --              --

-----------------
(1) Computed based upon average shares outstanding.
(2) Total return excludes the effect of sales charge.
(3) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 0.99%, 0.99%, 0.98% and 1.07% for the years ended December 31, 1995, 1994, 1993 and 1992, respectively.
(4) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 2.79%, 3.07%, 3.06% and 3.66% for the years ended December 31, 1995, 1994, 1993 and 1992, respectively.
(5) Disclosure is required for fiscal years beginning after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

                       See Notes to Financial Statements.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------
Financial Highlights -- Class B Shares
(For a share outstanding throughout each period)(1)
                                                               For the Period
                                              For the Year      Jan. 3, 1995(2)
                                                  Ended            through
                                                Dec. 31,          Dec. 31,
--------------------------------------------------------------------------------
                                                  1996              1995
Per Share Operating Performance:
   Net asset value at beginning of period       $ 14.83            $12.28
                                                -------            ------
Income from Investment Operations:
   Net investment income                           0.19              0.30
   Net realized and unrealized gain
     on investments                                1.63              3.56
                                                -------            ------
   Total from Investment Operations                1.82              3.86
                                                -------            ------
Less Distributions:
   Distributions from net investment
     income and net realized
     short-term gains                             (0.30)            (0.31)
   Distributions from net realized
     long-term gains                              (0.84)            (1.00)
                                                -------            ------
   Total distributions                            (1.14)            (1.31)
                                                -------            ------
   Net asset value at end of period             $ 15.51            $14.83
                                                =======            ======
Total Return(3)                                   12.60%            32.42%
Ratios to Average Daily Net Assets:
   Expenses(4)                                    1.92%             1.70%(6)
   Net investment income(5)                       0.95%             2.13%(6)
Supplemental Data:
   Net assets at end of period (000)            $17,661            $7,504
   Portfolio turnover rate                           20%               24%
   Average commissions per share               $   0.07(7)            --
-----------------
(1) Computed based upon average shares outstanding.

(2) Commencement of operations.

(3) Total return excludes the effect of sales charge.

(4) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.74% (annualized) for the period ended December 31, 1995.

(5) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 2.09% (annualized) for the period ended December 31, 1995.

(6) Annualized.

(7) Disclosure is required for fiscal years beginning after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.


                       See Notes to Financial Statements.

FLAG INVESTORS TELEPHONE INCOME FUND

--------------------------------------------------------------------------------------
Financial Highlights -- Class D Shares
(For a share outstanding throughout each period)(1)
                                                                        For the Period
                                                                        Apr. 6, 1993(2)
                                                                           through
                                           For the Year Ended Dec. 31,     Dec. 31,
--------------------------------------------------------------------------------------
                                            1996       1995      1994       1993
Per Share Operating Performance:
   Net asset value at beginning of period  $ 14.87   $ 12.30    $ 13.67   $ 13.21
                                           -------   -------    -------   -------
Income from Investment Operations:
   Net investment income                      0.22      0.34       0.37      0.25
   Net realized and unrealized gain/(loss)
     on investments                           1.67      3.58      (1.20)     0.80
                                           -------   -------    -------   -------
   Total from Investment Operations           1.89      3.92      (0.83)     1.05
                                           -------   -------    -------   -------
Less Distributions:
   Distributions from net investment
     income and net realized
     short-term gains                        (0.33)    (0.35)     (0.42)    (0.31)
   Distributions in excess of net
     investment income                          --        --      (0.02)       --
   Distributions from net realized
     long-term gains                         (0.84)    (1.00)     (0.10)    (0.28)
                                           -------   -------    -------   -------
   Total distributions                       (1.17)    (1.35)     (0.54)    (0.59)
                                           -------   -------    -------   -------
   Net asset value at end of period        $ 15.59   $ 14.87    $ 12.30   $ 13.67
                                           =======   =======    =======   =======

Total Return(3)                              13.00%    32.91%     (6.13)%    8.01%
Ratios to Average Daily Net Assets:
   Expenses(4)                                1.49%     1.28%      1.27%     1.27%(6)
   Net investment income(5)                   1.40%     2.50%      2.81%     2.73%(6)
Supplemental Data:
   Net assets at end of period (000)       $27,573   $31,317    $31,696   $23,481
   Portfolio turnover rate                      20%       24%        23%       14%
   Average commissions per share           $  0.07(7)     --        --         --


----------------
(1) Computed based upon average shares outstanding.

(2) Commencement of operations.

(3) Total return excludes the effect of sales charge.

(4) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.34%, 1.34% and 1.31% for the years ended December 31, 1995, 1994 and the period ended December 31, 1993, respectively.

(5) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 2.44%, 2.74% and 1.98% for the years ended December 31, 1995, 1994 and the period ended December 31, 1993, respectively.

(6) Annualized.

(7) Disclosure is required for fiscal years beginning after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.


                       See Notes to Financial Statements.

FLAG INVESTORS TELEPHONE INCOME FUND
-------------------------------------------------------------------------------
Notes to Financial Statements


NOTE 1--Significant Accounting Policies

     Flag Investors Telephone Income Fund, Inc. ("the Fund") is organized as a Maryland corporation and commenced operations on January 18, 1984 (the exchange date) when investors received five shares of the Fund in a tax-free exchange for each share of American Telephone & Telegraph Company (AT&T), with rights to the divested Bell regional operating companies attached. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. On April 6, 1993, the Fund began offering Class D Shares. The Class A and Class D Shares each have different sales charges and distribution fees. As of November 18, 1994, Class D Shares were no longer available for sale; however, existing shareholders may reinvest their dividends. On January 3, 1995, the Fund began offering Class B Shares, which have no initial sales charge but are subject to a contingent deferred sales charge on certain shares redeemed within six years of purchase.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting policies are as follows:

     A. Security Valuation--Portfolio securities that are primarily traded on a recognized U.S. securities exchange are valued on the basis of their last sale price. In the event that there are no sales or the security is not listed, it is valued at the average between the last reported bid and asked prices or at the fair value as determined by the Investment Advisor under procedures established and monitored by the Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost.

     B. Repurchase Agreements--The Fund may agree to enter into tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker's custodial bank in a segregated account until maturity of the repurchase agreement. The agreement ensures that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default. If the counterparty defaults and the value of the collateral declines or if the

FLAG INVESTORS TELEPHONE INCOME FUND
-------------------------------------------------------------------------------

NOTE 1--concluded

        counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

     C. Federal Income Tax -- No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make requisite distributions to shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes. The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income and net realized capital gains, if any.

        Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

     D. Other -- Security transactions are accounted for on the trade date, and the cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Cost for financial reporting purposes includes the value of the securities received in the exchange. For income tax purposes, the tax cost is the basis of the AT&T shares in the hands of the exchanging AT&T shareholders at the date of exchange. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

NOTE 2--Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown Financial Corp., is the Fund's investment advisor and Alex. Brown Investment Management ("ABIM") is the Fund's sub-advisor. As compensation for its advisory services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 0.85% of the first $100 million, 0.75% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $200 million, 0.58% of the next $500 million, 0.53% of the next $500 million and 0.50% of that portion in excess of $1.5 billion. Prior to April 11, 1996, the annual rates based upon the Fund's average daily net assets were: 0.65% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million and 0.45% of that portion in excess of $300 million.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

NOTE 2--concluded

     As compensation for its sub-advisory services, ABIM receives a fee from ICC, payable from its advisory fee, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 0.60% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million, 0.45% of the next $200 million, 0.40% of the next $500 million, 0.37% of the next $500 million and 0.35% of that portion in excess of $1.5 billion.

     As compensation for its accounting services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, based upon the Fund's average daily net assets. ICC received $117,160 for accounting services for the year ended December 31, 1996.

     As compensation for its transfer agent services, ICC receives from the Fund a per account fee, calculated and paid monthly. ICC received $623,604 for transfer agent services for the year ended December 31, 1996.

     As compensation for providing distribution services, Alex. Brown & Sons Incorporated ("Alex. Brown") receives from the Fund an annual fee, calculated daily and paid monthly, at an annual rate equal to 0.25% of the Fund's average daily net assets of Class A Shares, 1.00% (includes 0.25% shareholder servicing fee) of the average daily net assets of Class B Shares and 0.60% of the average daily net assets of Class D Shares. For the year ended December 31, 1996, distribution fees aggregated $1,559,921 of which $1,251,568, $131,771 and $176,582 were attributable to Class A Shares, Class B Shares and Class D Shares, respectively. Alex. Brown received $7,000 of commissions on security transactions from the Fund for the year ended December 31, 1996.

     The Fund complex of which the Fund is a part has adopted a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the period January 1, 1996 through December 31, 1996 was approximately $19,997, and the accrued liability was approximately $68,940.


NOTE 3--Capital Share Transactions

     The Fund is authorized to issue up to 70 million shares of $.001 par value capital stock (60 million Class A Shares, 5 million Class B Shares, 3 million Class D Shares and 2 million undesignated). Transactions in shares of the Fund are listed on the following pages.

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------
NOTE 3--continued


                                                        Class A Shares
                                               -------------------------------
                                                  For the           For the
                                                 Year Ended       Year Ended
                                                Dec. 31, 1996    Dec. 31, 1995
                                               --------------   --------------
Shares sold                                        1,730,953       2,145,785
Shares issued to shareholders on
   reinvestment of dividends                       2,022,300       2,674,624
Shares redeemed                                   (4,451,593)     (7,132,553)
                                               --------------  --------------
Net decrease in shares outstanding                  (698,340)     (2,312,144)
                                               ==============  ==============
Proceeds from sale of shares                    $ 26,738,906    $ 28,720,184
Value of reinvested dividends                     30,812,547      37,305,866
Cost of shares redeemed                          (69,090,064)    (97,427,131)
                                               --------------  --------------
Net decrease from capital share transactions    $(11,538,611)   $(31,401,081)
                                               ==============  ==============

                                                       Class B Shares
                                               -------------------------------
                                                                For the Period
                                                   For the      Jan. 3, 1995*
                                                 Year Ended        through
                                                Dec. 31, 1996   Dec. 31, 1995
                                               --------------   --------------
Shares sold                                          628,129         489,011
Shares issued to shareholders on
   reinvestment of dividends                          73,229          32,826
Shares redeemed                                      (68,656)        (15,929)
                                               --------------  --------------
Net increase in shares outstanding                   632,702         505,908
                                               ==============  ==============
Proceeds from sale of shares                     $ 9,649,323      $6,700,236
Value of reinvested dividends                      1,109,830         458,760
Cost of shares redeemed                           (1,071,919)       (229,177)
                                               --------------  --------------
Net increase from capital share transactions     $ 9,687,234      $6,929,819
                                               ==============  ==============

--------------
*Commencement of operations.

FLAG INVESTORS TELEPHONE INCOME FUND
-------------------------------------------------------------------------------
Notes to Financial Statements (concluded)

NOTE 3--concluded

                                                       Class D Shares
                                               -------------------------------
                                                  For the           For the
                                                 Year Ended       Year Ended
                                                Dec. 31, 1996    Dec. 31, 1995
                                               --------------   --------------
Shares sold                                              --              --
Shares issued to shareholders on
   reinvestment of dividends                         120,074        183,832
Shares redeemed                                     (456,901)      (655,092)
                                               --------------  --------------
Net decrease in shares outstanding                  (336,827)      (471,260)
                                               ==============  ==============
Proceeds from sale of shares                     $        --    $        --
Value of reinvested dividends                      1,828,979      2,548,570
Cost of shares redeemed                           (7,096,052)    (9,061,909)
                                               --------------  --------------
Net decrease from capital share transactions     $(5,267,073)   $(6,513,339)
                                               ==============  ==============


NOTE 4--Investment Transactions

     Purchases and sales of investment securities, other than short-term and U.S. government obligations, aggregated $105,864,301 and $146,174,704, respectively, for the year ended December 31, 1996. There were no purchases or sales of U.S. government obligations for the period.

     On December 31, 1996, net unrealized appreciation for all securities in which there was an excess of value over tax cost was $197,074,059, of which $210,460,413 related to appreciated securities and $13,386,354 related to depreciated securities.

NOTE 5--Net Assets

     On December 31, 1996, net assets consisted of:

Paid-in capital:
   Class A Shares                                                $302,803,079
   Class B Shares                                                  16,617,054
   Class D Shares                                                  23,659,797
Accumulated net realized gain from securities transactions         13,937,442
Unrealized appreciation of investments                            193,586,970
                                                                 ------------
                                                                 $550,604,342
                                                                 ============

FLAG INVESTORS TELEPHONE INCOME FUND
--------------------------------------------------------------------------------

Report of Independent Accountants

To the Shareholders and Directors of
Flag Investors Telephone Income Fund, Inc.

     We have audited the accompanying statement of net assets of Flag Investors Telephone Income Fund, Inc. as of December 31, 1996 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flag Investors Telephone Income Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the respective periods in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Philadelphia, Pennsylvania
February 4, 1997

                                  APPENDIX A

                            CORPORATE BOND RATINGS

Standard & Poor's Bond Ratings

               AAA -- The highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

               AA -- Very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

               A -- Strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

               BBB -- Regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

               BB, B, CCC, CC and C -- Regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

               CI -- Reserved for income bonds on which no interest is being paid.

               D -- In payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


Moody's Bond Ratings

               Aaa -- Judged to be of the best quality. Carries the smallest degree of investment risk and generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position.

               Aa -- Judged to be of high quality by all standards. Together with the Aaa group, comprise what are generally known as high grade bonds. Rated lower than the Aaa bonds because margins of protection may not be as large as in the case of Aaa securities, or the fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

               A -- Possess many favorable investment attributes and considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

               Baa -- Considered as medium grade obligations, that is, neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Lack outstanding investment characteristics and in fact have speculative characteristics as well.

               Ba -- Judged to have speculative elements; future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

               B -- Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

               Caa -- Of poor standing. May be in default or there may be present elements of danger with respect to principal or interest.

               Ca -- Represent obligations that are speculative in a high degree. Often in default or have other marked shortcomings.

               C -- The lowest rated class of bonds. Can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                      A-2